ANNUAL REPORT
PERIOD ENDING OCTOBER 31, 2001


  P-I-C
PROVIDENT
INVESTMENT
 COUNSEL
Est. 1951


                                        FAMILY OF GROWTH-ORIENTED
                                        MUTUAL FUNDS



                                        BALANCED FUND

                                        GROWTH FUND

                                        MID CAP FUND

                                        SMALL COMPANY GROWTH FUND









  GROWTH STOCK
LEADERS FOR A HALF
    CENTURY

CONTENTS

                          1   PRESIDENT'S LETTER
                          2   THE YEAR IN REVIEW
THE FUNDS                 3   BALANCED FUND REVIEW
                          6   GROWTH FUND REVIEW
                          9   MID CAP FUND REVIEW
                         12   SMALL COMPANY GROWTH FUND REVIEW
                         15   OUTLOOK & STRATEGY
                         17   STATEMENTS OF ASSETS AND LIABILITIES
                         19   STATEMENTS OF OPERATIONS
                         21   STATEMENTS OF CHANGES IN NET ASSETS
                         25   FINANCIAL HIGHLIGHTS
                         32   NOTES TO FINANCIAL STATEMENTS
                         36   REPORT OF INDEPENDENT ACCOUNTANTS
THE PORTFOLIOS           37   STATEMENTS OF NET ASSETS
                         47   STATEMENTS OF OPERATIONS
                         48   STATEMENTS OF CHANGES IN NET ASSETS
                         50   SELECTED RATIO DATA
                         51   NOTES TO FINANCIAL STATEMENTS
                         54   REPORT OF INDEPENDENT ACCOUNTANTS

PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:

[PHOTO OF THOMAS M. MITCHELL]

Since our last update, volatility in the markets has continued. The year ended with the Dow Jones Industrial Average declining -16%, the S&P 500 Index down -25%, and the NASDAQ Composite Index down -50%. As investors, we have received a rude awakening to the reality of the stock market. The recent bear market exacerbated by the terrorist attacks on the U.S. has tested investor patience.

For decades, America has been uniquely fortunate. We have been part of a world that promotes productivity, innovation, and freedom, which have fostered unparalleled economic growth and personal accomplishments. While our government leaders are diligently working to restore peace in our nation, economic leaders are hard pressed to quiet the turmoil in the financial markets.

This has been an extraordinary year for all of us. As we reflect on our personal and professional lives, we all can be thankful that we share a common view and hope that the events of the recent past will eventually result in a more peaceful and prosperous world in which to live.

We wish you, your family, a happy and safe new year and look forward to communicating with you again.

                                        Cordially,

                                        /s/ Thomas M. Mitchell

                                        Thomas M. Mitchell
                                        President, PIC Investment Trust

                                        OCTOBER 31, 2001

THE YEAR IN REVIEW

EQUITY MARKETS

Relatively few years in the history of the U.S. stock market have been as tumultuous as the year just ended. Starting in mid-October 2000, continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. The period since the presidential election, has been difficult for investors and especially so for growth stock investors. Negative earnings reports during the 2nd and 3rd calendar quarters and disappointing economic news across the globe continued to batter the markets as summer came to a close. After the dreadful terrorist attacks on New York and Washington, September proved extraordinarily painful with the steep decline felt across all equity markets.

The October market rise was a welcome relief. The month saw across the board advances for most equity classes with the Dow Jones Industrial Average up 2.7%, the S&P 500 Index up 1.9%, and the NASDAQ Composite Index advancing 12.8%. For the first time in months, growth stocks outpaced value stocks. Whether the strong rise in equity prices during October is a bear market rally or the start of another sustained bull market rise is a question that most investors are asking themselves.

FIXED INCOME MARKETS

For the year, the fixed-income markets have experienced historically high levels of volatility in terms of changes in interest rates, the relationship between long-and short-interest rates and in the relative value between sectors. Since the Federal Reserve began to ease short-term rates early in the year, the yield curve has become quite steep. This trend continued as a result of the dramatic flight to quality following the events of September 11th. We were able to add value by selling long and short maturity bonds to buy issues closer to the target duration of the fixed-income portion of the Balanced Fund. Later in the year, the suspension of long-bond issuance caused the yield curve to flatten and the Balanced Fund benefited by reversing the structural change.

                   PROVIDENT INVESTMENT COUNSEL BALANCED FUND

FUND REVIEW

The Fund's performance for the year ended October 31, 2001 was down -30%(1) due to the dramatic decline in growth equities. During the year, we decreased our asset allocation posture between equity and fixed income. On October 31, 2000, the asset mix for the Fund was 60% stocks and 40% bonds(2). At the end of October 31, 2001, we shifted the allocation to a relatively defensive posture of 51% stocks and 49% bonds(2).

EQUITY PORTION

In the equity portion, prior to September 11th, we made relatively few changes in the themes we have been pursuing. Activity was centered on trimming stocks either because of valuations or selling selected stocks where fundamentals were weakening beyond our prior expectations. After the market reopened on September 17th, we took action to sell selected holdings that we felt would be particularly vulnerable to weak future earnings.

FIXED-INCOME PORTION

The performance of the fixed-income portion of the Fund was good as a result of our ability to take advantage of extreme volatility in the market. Although interest anticipation does not play any role in our investment process, we do seek to add value by taking advantage of changes in relationship between long and short rates. Short rates have rallied by almost 3.5%, while long rates are almost 1% lower. As a result, the yield curve--DEFINED AS THE YIELD DIFFERENCE BETWEEN THE TWO- AND THIRTY-YEAR TREASURY issues--shifted from being flat at the start of the year to being a positive difference of 2.5%. We were able to "design" the term structure of the fixed-income assets to take advantage of this significant change in relationships between interest rates along the maturity spectrum.

Further, we took advantage of changes in relative value between the treasury and corporate sectors. Historically, the corporate sector has performed well in periods when the Federal Reserve has pursued a policy of easing and this year has been no exception. Despite record levels of new issue supply, the corporate sector had provided exceptional returns compared to other sectors. However the tragic events of September 11th changed that as investors, in a massive flight to quality, sold corporate issues to move into the safety and better liquidity of the treasury sector. At the end of October, many sectors of the corporate market had not recovered and on a historical basis were relatively cheap.

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions.)
(2)  Including short-term cash and cash equivalents

WHAT HELPED PERFORMANCE?

EQUITY PORTION

FINANCE

* Good stock selection and a favorable overweight resulted in a relative gain over the Russell 1000 Growth Index. The largest contributors in the sector were Freddie Mac, American International Group and Goldman Sachs Group.

RETAIL TRADE

* A relative overweight in this sector and exposure to companies such as Lowe's Companies, Wal-Mart Stores and Kohl's Corp.

FIXED-INCOME PORTION

* Changes in the shape of the yield curve and in the relative value between sectors.

WHAT HURT PERFORMANCE?

EQUITY PORTION

ELECTRONIC TECHNOLOGY

* Stock selection and exposure to three positions, Ciena Corp., EMC Corp., and Applied Materials accounted for the majority of the relative loss.

TECHNOLOGY SERVICES

* Exposure primarily to Mercury Interactive Corp., Veritas Software Corp., and an underweight in Microsoft Corp.

FIXED-INCOME PORTION

* Following the events of September 11th, the Fund's exposure to Enhanced Equipments Trust backed by aircraft companies.

* Exposure to the corporate sector in late September and October hampered performance as we believe concerns about the economic recovery weighed heavily on investor sentiment.

                   PROVIDENT INVESTMENT COUNSEL BALANCED FUND

PERFORMANCE UPDATE

            PROVIDENT INVESTMENT COUNSEL BALANCED FUND A (WITH LOAD)
              Value of $10,000 Investment vs S&P 500 Index (60%) +
                         Lehman/Govt-Credit Index (40%)

                  Provident Investment Counsel         S&P 500 Index (60%) +
                   Balanced Fund A (With Load)    Lehman/Govt-Credit Index (40%)
                   ---------------------------    ------------------------------
06/11/92                     $10,000                         $10,000
07/31/92                     $ 9,887                         $10,381
10/31/92                     $10,198                         $10,377
01/31/93                     $10,765                         $10,883
04/30/93                     $10,165                         $11,090
07/31/93                     $10,565                         $11,389
10/31/93                     $11,024                         $11,880
01/31/94                     $11,196                         $12,177
04/30/94                     $10,364                         $11,497
07/31/94                     $10,412                         $11,736
10/31/94                     $10,938                         $11,931
01/31/95                     $10,570                         $12,070
04/30/95                     $11,024                         $13,014
07/31/95                     $12,574                         $14,030
10/31/95                     $13,055                         $14,592
01/31/96                     $13,134                         $15,687
04/30/96                     $13,544                         $15,774
07/31/96                     $13,170                         $15,717
10/31/96                     $14,616                         $16,979
01/31/97                     $15,749                         $18,249
04/30/97                     $15,457                         $18,553
07/31/97                     $18,403                         $21,106
10/31/97                     $17,796                         $20,809
01/31/98                     $18,408                         $22,008
04/30/98                     $20,302                         $23,867
07/31/98                     $21,628                         $24,250
10/31/98                     $20,973                         $24,528
01/31/99                     $24,818                         $27,121
04/30/99                     $24,328                         $27,698
07/31/99                     $24,266                         $27,506
10/31/99                     $25,000                         $28,118
01/31/00                     $27,518                         $28,502
04/30/00                     $29,110                         $29,544
07/31/00                     $28,582                         $29,686
10/31/00                     $28,014                         $30,026
01/31/01                     $25,260                         $29,939
04/30/01                     $22,707                         $28,590
07/31/01                     $21,660                         $28,523
10/31/01                     $19,577                         $26,933

                                                          AVERAGE ANNUALIZED TOTAL RETURNS
                                                           PERIODS ENDED OCTOBER 31, 2001
                                                          --------------------------------
                                                            ONE        FIVE       SINCE
                                                            YEAR       YEAR     INCEPTION^
                                                            ----       ----     ----------
Provident Investment Counsel Balanced Fund A (With Load)   -34.19%     4.75%       7.40%
S&P 500 Index (60%) + Lehman/Govt-Credit Index (40%)+*     -10.30%     9.66%      11.12%

^    Fund A commenced operations on June 11, 1992.

+ These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Credit Bond Index (40%) rebalanced monthly.

*    See inside back cover for benchmark descriptions.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance figures include the maximum applicable sales charge.

                   PROVIDENT INVESTMENT COUNSEL BALANCED FUND

PORTFOLIO REVIEW

ASSET ALLOCATION:

Stocks: 51%
Bonds:  49%**

** Includes short term cash and cash equivalents.

EQUITY SECTOR WEIGHTINGS:

              [PIE CHART]

Health/Technology                  13.2%
Electronic Technology               8.9%
Technology Services                 6.6%
Finance                             6.4%
Retail Trade                        6.1%
Consumer Services                   4.7%
Producer Manufacturing              2.6%
Communications                      1.3%
Health Services                     0.8%

FIXED INCOME SECTOR WEIGHTINGS:

              [PIE CHART]

Treasury Agency                    21.4%
Yankees                            12.3%
Industrials                         9.2%
Finance                             4.1%
Utilities                           2.4%

                                                                        % OF NET
TOP 10 EQUITY HOLDINGS:                                                  ASSETS
--------------------------------------------------------------------------------
Pfizer, Inc.                                                               4.3%
MAJOR PRODUCER OF PHARMACEUTICALS, HOSPITAL PRODUCTS,
ANIMAL HEALTH LINES, CONSUMER PRODUCTS AND SPECIALTY
CHEMICALS AND MINERALS.
--------------------------------------------------------------------------------
Microsoft Corp.                                                            3.0%
DEVELOPS SYSTEMS AND APPLICATIONS SOFTWARE FOR BUSINESS AND
HOME USE.
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           2.7%
PURCHASES MORTGAGES FROM LENDERS THROUGHOUT THE U.S. AND
POOLS AND PACKAGES THEM INTO SECURITIES THAT ARE SOLD TO INVESTORS.
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                    2.2%
DEVELOPS A VARIETY OF ELECTRONIC PRODUCTS FOR INDUSTRIAL AND
CONSUMER MARKETS.
--------------------------------------------------------------------------------
Lowe's Companies, Inc.                                                     2.0%
SPECIALTY RETAILER OF PRODUCTS AND SERVICES FOR HOME IMPROVEMENT
AND HOME CONSTRUCTION MARKETS.
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.                                     1.9%
WORLD'S LARGEST DEDICATED INTEGRATED CIRCUIT FOUNDRY, OFFERING A
COMPREHENSIVE SET OF INTEGRATED CIRCUIT FABRICATION PROCESSES.
--------------------------------------------------------------------------------
General Electric Co.                                                       1.9%
MANUFACTURES AIRCRAFT ENGINES, APPLIANCES, INDUSTRIAL PRODUCTS,
MATERIALS, POWER SYSTEMS, AND TECHNICAL PRODUCTS.
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                                      1.8%
DIVERSIFIED COMPANY WITH INTERESTS IN ON-LINE SERVICES, ENTERTAINMENT,
CABLE NETWORKS, PUBLISHING, MUSIC, AND DIGITAL MEDIA.
--------------------------------------------------------------------------------
American Home Products Corp.                                               1.8%
DEVELOPS PHARMACEUTICALS, CONSUMER HEALTH CARE AND
AGRICULTURAL PRODUCTS.
--------------------------------------------------------------------------------
Home Depot, Inc.                                                           1.7%
OPERATES 1,103 RETAIL WAREHOUSE STORES AND 26 EXPO
DESIGN CENTER STORES.

                    PROVIDENT INVESTMENT COUNSEL GROWTH FUND

FUND REVIEW

In a climate of extreme volatility and negative absolute returns in the market, the Fund also experienced a negative return declining -50%1 for the year ended October 31, 2001. The Fund's performance was hampered by exposure in the technology services sector, a sector that was down -72% for the year. Stock selection in the electronic technology and technology services sectors hurt the Fund's performance, with good stock selection in the health technology, finance and communications sectors.

A primary theme for the Fund has been the purchase of companies that we believe will be beneficiaries of an economic recovery. We will continue to buy those companies that are market leaders with management leadership that will deliver long-term shareholder value, like American International Group; those companies most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth.

We have ensured that the Fund portfolio is well diversified. While technology is an important sector to growth investors, at year-end, 62% of the Fund was invested in areas outside of technology. Finance, retail trade, and other consumer and industrial areas are well represented, as are mid-cap companies where growth prospects are bright and valuations reasonable.

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions).

WHAT HELPED PERFORMANCE?

HEALTH TECHNOLOGY

* A favorable overweight and good stock selection resulted in a relative gain over the Russell 1000 Growth Index (the "Index"). The largest contributors in the sector were Forest Laboratories, Pfizer, Inc. and IDEC Pharmaceuticals Corp.

FINANCE

* Good stock selection and a relative overweight resulted in a relative gain over the Index. The largest gains in this area came from Freddie Mac, American International Group and Sallie Mae.

COMMUNICATIONS

* Good stock selection and a relative gain came solely from our position in Sprint Corp. PCS.

WHAT HURT PERFORMANCE?

ELECTRONIC TECHNOLOGY

* Stock selection and exposure to three positions, Ciena Corp., EMC Corp., and Applied Materials accounted for the majority of the relative loss.

TECHNOLOGY SERVICES

* Exposure primarily to Mercury Interactive Corp., Veritas Software Corp., and an underweight in Microsoft Corp.

                    PROVIDENT INVESTMENT COUNSEL GROWTH FUND

PERFORMANCE UPDATE

             PROVIDENT INVESTMENT COUNSEL GROWTH FUND A (WITH LOAD)
      Value of $10,000 Investment vs Russell 1000 Growth Index and S&P 500

                Provident Investment Counsel     Russell 1000
                 Growth Fund A (With Load)       Growth Index      S&P 500 Index
                 -------------------------       ------------      -------------
02/03/97                 $10,000                    $10,000           $10,000
02/28/97                 $ 9,227                    $ 9,932           $10,070
03/31/97                 $ 8,935                    $ 9,395           $ 9,656
04/30/97                 $ 9,189                    $10,019           $10,233
07/31/97                 $11,385                    $12,160           $12,245
10/31/97                 $10,782                    $11,567           $11,784
01/31/98                 $11,225                    $12,558           $12,680
04/30/98                 $12,790                    $14,235           $14,435
07/31/98                 $13,826                    $14,581           $14,606
10/31/98                 $12,884                    $14,417           $14,376
01/31/99                 $16,183                    $17,906           $16,800
04/30/99                 $15,947                    $18,012           $17,586
07/31/99                 $16,145                    $18,087           $17,557
10/31/99                 $16,890                    $19,355           $18,066
01/31/00                 $19,197                    $21,465           $18,538
04/30/00                 $20,188                    $22,978           $19,366
07/31/00                 $19,329                    $22,495           $19,132
10/31/00                 $18,773                    $21,160           $19,166
01/31/01                 $15,738                    $18,678           $18,372
04/30/01                 $12,635                    $15,568           $16,853
07/31/01                 $11,406                    $14,608           $16,392
10/31/01                 $ 9,321                    $12,709           $14,395

                                                       AVERAGE ANNUALIZED TOTAL RETURNS
                                                        PERIODS ENDED OCTOBER 31, 2001
                                                       --------------------------------
                                                         ONE        FIVE      SINCE
                                                         YEAR       YEAR    INCEPTION^
                                                         ----       ----    ----------
Provident Investment Counsel Growth Fund A (With Load)  -53.20%      N/A      -1.47%
Russell 1000 Growth Index*                              -39.94%      N/A       5.18%
S&P 500 Index*                                          -24.89%      N/A       7.98%

             PROVIDENT INVESTMENT COUNSEL GROWTH FUND B (WITH LOAD)
      Value of $10,000 Investment vs Russell 1000 Growth Index and S&P 500

                 Provident Investment Counsel     Russell 1000
                   Growth Fund B (With Load)      Growth Index     S&P 500 Index
                   -------------------------      ------------     -------------
03/31/99                   $10,000                   $10,000          $10,000
04/30/99                   $ 9,204                   $10,013          $10,388
05/31/99                   $ 8,843                   $ 9,705          $10,142
06/30/99                   $ 9,613                   $10,385          $10,705
07/31/99                   $ 9,312                   $10,055          $10,371
08/31/99                   $ 9,344                   $10,219          $10,319
09/30/99                   $ 9,225                   $10,004          $10,036
10/31/99                   $ 9,727                   $10,759          $10,671
11/30/99                   $10,288                   $11,340          $10,888
12/31/99                   $12,004                   $12,520          $11,529
01/31/00                   $11,120                   $11,933          $10,950
02/29/00                   $12,486                   $12,516          $10,743
03/31/00                   $12,792                   $13,412          $11,794
04/30/00                   $11,781                   $12,774          $11,439
05/31/00                   $10,784                   $12,130          $11,204
06/30/00                   $11,832                   $13,050          $11,480
07/31/00                   $11,237                   $12,506          $11,301
08/31/00                   $12,909                   $13,637          $12,003
09/30/00                   $11,866                   $12,347          $11,369
10/31/00                   $10,880                   $11,763          $11,321
11/30/00                   $ 9,056                   $10,029          $10,429
12/31/00                   $ 8,811                   $ 9,712          $10,480
01/31/01                   $ 9,040                   $10,383          $10,852
02/28/01                   $ 7,484                   $ 8,620          $ 9,863
03/31/01                   $ 6,532                   $ 7,682          $ 9,237
04/30/01                   $ 7,342                   $ 8,654          $ 9,955
07/31/01                   $ 6,617                   $ 8,121          $ 9,682
10/31/01                   $ 5,413                   $ 7,065          $ 8,503

                                                       AVERAGE ANNUALIZED TOTAL RETURNS
                                                        PERIODS ENDED OCTOBER 31, 2001
                                                       --------------------------------
                                                         ONE        FIVE      SINCE
                                                         YEAR       YEAR    INCEPTION^
                                                         ----       ----    ----------
Provident Investment Counsel Growth Fund B (With Load)  -53.00%      N/A     -21.10%
Russell 1000 Growth Index*                              -39.94%      N/A     -12.56%
S&P 500 Index*                                          -24.89%      N/A      -6.07%

^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999.

*    See inside back cover for benchmark descriptions.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds' performance figures include the maximum applicable sales charge.

                    PROVIDENT INVESTMENT COUNSEL GROWTH FUND

PORTFOLIO REVIEW

EQUITY SECTOR WEIGHTINGS:

              [PIE CHART]

Health/Technology                  24.1%
Electronic Technology              19.7%
Technology Services                11.8%
Finance                            11.6%
Retail Trade                       10.3%
Consumer Services                   8.4%
Producer Manufacturing              4.4%
Communications                      2.4%
Health Services                     1.1%

                                                                        % OF NET
TOP 10 EQUITY HOLDINGS:                                                  ASSETS
--------------------------------------------------------------------------------
Pfizer, Inc.                                                               7.3%
MAJOR PRODUCER OF PHARMACEUTICALS, HOSPITAL PRODUCTS,
ANIMAL HEALTH LINES, CONSUMER PRODUCTS AND SPECIALTY CHEMICALS
AND MINERALS.
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.9%
DEVELOPS SYSTEMS AND APPLICATIONS SOFTWARE FOR BUSINESS AND
HOME USE.
--------------------------------------------------------------------------------
Intel Corp.                                                                4.4%
DESIGNS, DEVELOPS, MANUFACTURES AND MARKETS SILICON-BASED
SEMICONDUCTORS AND RELATED COMPUTER COMPONENTS.
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                           3.7%
PURCHASES MORTGAGES FROM LENDERS THROUGHOUT THE U.S. AND
POOLS AND PACKAGES THEM INTO SECURITIES THAT ARE SOLD TO INVESTORS.
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                    3.6%
DEVELOPS A VARIETY OF ELECTRONIC PRODUCTS FOR INDUSTRIAL AND
CONSUMER MARKETS.
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.                                     3.2%
WORLD'S LARGEST DEDICATED INTEGRATED CIRCUIT FOUNDRY, OFFERING
A COMPREHENSIVE SET OF INTEGRATED CIRCUIT FABRICATION PROCESSES.
--------------------------------------------------------------------------------
American International Group, Inc.                                         3.1%
ENGAGED IN A BROAD RANGE OF INSURANCE AND INSURANCE-RELATED
ACTIVITIES AND FINANCIAL SERVICES IN THE U.S. AND ABROAD.
--------------------------------------------------------------------------------
General Electric Co.                                                       3.1%
MANUFACTURES AIRCRAFT ENGINES, APPLIANCES, INDUSTRIAL PRODUCTS,
MATERIALS, POWER SYSTEMS, AND TECHNICAL PRODUCTS.
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        3.0%
LEADING SUPPLIER OF MULTIMEDIA AND MULTI-NETWORKING PRODUCTS.
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                                      2.9%
DIVERSIFIED COMPANY WITH INTERESTS IN ON-LINE SERVICES,
ENTERTAINMENT, CABLE NETWORKS, PUBLISHING, MUSIC, AND
DIGITAL MEDIA.

                    PROVIDENT INVESTMENT COUNSEL MID CAP FUND

FUND REVIEW

Year-end absolute total return performance for the Fund was decidedly negative, and lagged the Russell Midcap Growth Index. Performance was hampered by holdings in the technology services and consumer services sectors. Since inception, December 31, 1997, the Fund has posted impressive gains of 14.65%(1) in absolute total return performance at October 31, 2001. The health services and distribution services sectors led the 12-month period for the Fund. Our overweight and favorable stock selection in these areas provided over 400 basis points of relative performance.

The companies that detracted from the Fund's performance were positions in Time Warner Telecom, Mercury Interactive Corp., and Rational Software, while positions in AmerisourceBergen Corp., Mirant Corp. and Tenet Healthcare Corp. had the biggest positive impact on performance.

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions)

WHAT HELPED PERFORMANCE?

HEALTH SERVICES AND DISTRIBUTION SERVICES

* A favorable overweight and good stock selection added 430 basis points of relative gains. AmerisourceBergen, Tenet Healthcare Corp., First Health Group and Laboratory Corp. of America were the largest contributors.

ELECTRONIC TECHNOLOGY

* The Fund's significant underweight in this negative performing sector throughout the year added 218 basis points of relative performance.

WHAT HURT PERFORMANCE?

TECHNOLOGY SERVICES

* Our software exposure in Mercury Interactive Software, Rational Software, WebMethods and Amdocs Ltd. were the largest detractors from performance.

CONSUMER SERVICES

* The Fund's slight underweight and holdings in Cablevision Systems, Royal Caribbean Cruises, Univision Communications and Homestore.com detracted from performance.

                    PROVIDENT INVESTMENT COUNSEL MID CAP FUND

PERFORMANCE UPDATE

             PROVIDENT INVESTMENT COUNSEL MID CAP FUND A (WITH LOAD) Value of $10,000 Investment vs Russell Mid Cap Growth Index

                     Provident Investment Counsel
                      Mid Cap Fund A (With Load)    Russell Mid Cap Growth Index
                      --------------------------    ----------------------------
12/31/97                       $ 9,425                        $10,000
01/31/98                       $ 9,416                        $ 9,820
02/28/98                       $10,518                        $10,743
03/31/98                       $11,084                        $11,194
04/30/98                       $11,263                        $11,346
07/31/98                       $11,159                        $10,707
10/31/98                       $ 9,925                        $10,005
01/31/99                       $12,215                        $12,140
02/28/99                       $11,395                        $11,546
03/31/99                       $12,300                        $12,189
04/30/99                       $12,969                        $12,745
07/31/99                       $14,241                        $13,030
10/31/99                       $14,957                        $13,773
01/31/00                       $22,070                        $17,828
02/29/00                       $29,371                        $21,576
03/31/00                       $27,573                        $21,599
04/30/00                       $24,737                        $19,502
05/31/00                       $22,673                        $18,080
06/30/00                       $26,901                        $19,999
07/31/00                       $26,871                        $18,733
08/31/00                       $32,097                        $21,558
09/30/00                       $32,186                        $20,503
10/31/00                       $29,479                        $19,101
11/30/00                       $23,028                        $14,950
12/31/00                       $24,651                        $15,738
01/31/01                       $24,911                        $16,637
02/28/01                       $21,341                        $13,759
03/31/01                       $18,853                        $11,790
04/30/01                       $21,914                        $13,755
05/31/01                       $21,693                        $13,691
06/30/01                       $21,771                        $13,697
07/31/01                       $20,169                        $12,774
08/31/01                       $18,384                        $11,848
09/30/01                       $15,192                        $ 9,890
10/31/01                       $15,921                        $10,929

                                                        AVERAGE ANNUALIZED TOTAL RETURNS
                                                         PERIODS ENDED OCTOBER 31, 2001
                                                        --------------------------------
                                                          ONE        FIVE      SINCE
                                                          YEAR       YEAR    INCEPTION^
                                                          ----       ----    ----------
Provident Investment Counsel Mid Cap Fund A (With Load)  -49.10%      N/A      12.89%
Russell Mid Cap Growth Index*                            -42.78%      N/A       2.34%

             PROVIDENT INVESTMENT COUNSEL MID CAP FUND B (WITH LOAD) Value of $10,000 Investment vs Russell Mid Cap Growth Index

                     Provident Investment Counsel
                      Mid Cap Fund B (With Load)    Russell Mid Cap Growth Index
                      --------------------------    ----------------------------
03/31/99                       $10,000                        $10,000
04/30/99                       $ 9,884                        $10,456
05/31/99                       $ 9,822                        $10,321
06/30/99                       $10,927                        $11,042
07/31/99                       $10,927                        $10,690
08/31/99                       $10,720                        $10,579
09/30/99                       $10,659                        $10,489
10/31/99                       $11,472                        $11,300
11/30/99                       $13,452                        $12,470
12/31/99                       $16,860                        $14,630
01/31/00                       $17,036                        $14,627
02/29/00                       $22,846                        $17,702
03/31/00                       $21,411                        $17,720
04/30/00                       $19,247                        $16,000
05/31/00                       $17,589                        $14,833
06/30/00                       $20,943                        $16,407
07/31/00                       $20,905                        $15,369
08/31/00                       $25,057                        $17,686
09/30/00                       $25,118                        $16,821
10/31/00                       $22,946                        $15,671
11/30/00                       $17,781                        $12,266
12/31/00                       $19,074                        $12,912
01/31/01                       $19,266                        $13,649
02/28/01                       $16,411                        $11,288
03/31/01                       $14,414                        $ 9,673
04/30/01                       $16,952                        $11,285
05/31/01                       $16,759                        $11,232
06/30/01                       $16,816                        $11,238
07/31/01                       $15,516                        $10,480
08/31/01                       $14,081                        $ 9,720
09/30/01                       $11,530                        $ 8,114
10/31/01                       $12,108                        $ 8,966

                                                        AVERAGE ANNUALIZED TOTAL RETURNS
                                                         PERIODS ENDED OCTOBER 31, 2001
                                                        --------------------------------
                                                          ONE        FIVE      SINCE
                                                          YEAR       YEAR    INCEPTION^
                                                          ----       ----    ----------
Provident Investment Counsel Mid Cap Fund B (With Load)  -49.51%      N/A       7.67%
Russell Mid Cap Growth Index*                            -42.78%      N/A      -4.13%

^ Fund A commenced operations on December 31, 1997. Fund B commenced operations on March 31, 1999.

*    See inside back cover for benchmark descriptions.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds' performance figures include the maximum applicable sales charge.

                    PROVIDENT INVESTMENT COUNSEL MID CAP FUND

PORTFOLIO REVIEW

EQUITY SECTOR WEIGHTINGS:

              [PIE CHART]

Health/Technology                  24.9%
Electronic Technology              23.8%
Technology Services                12.7%
Health Services                    10.0%
Finance                             8.9%
Retail Trade                        6.2%
Distribution Services               2.9%
Consumer Services                   2.7%
Consumer Durables                   2.1%
Transportation                      1.1%
Utilities                           1.0%

                                                                        % OF NET
TOP 10 EQUITY HOLDINGS:                                                  ASSETS
--------------------------------------------------------------------------------
Biomet, Inc.                                                               2.4%
PRODUCES AND DISTRIBUTES JOINT RECONSTRUCTION IMPLANTS,
ORTHOPEDIC SUPPORT DEVICES AND OTHER MEDICAL PRODUCTS.
--------------------------------------------------------------------------------
Protein Design Labs, Inc.                                                  2.3%
DEVELOPS HUMAN AND HUMANIZED ANTIBODIES AND OTHER NOVEL
PROTEINS TO TREAT DISEASES.
--------------------------------------------------------------------------------
Amerisource Bergen Corp.                                                   2.1%
WHOLESALE DISTRIBUTOR OF PHARMACEUTICAL PRODUCTS AND HEALTH
CARE SOLUTIONS THROUGHOUT THE U.S.
--------------------------------------------------------------------------------
Allergan, Inc.                                                             1.9%
MANUFACTURES EYE CARE AND SPECIALTY PRODUCTS IN THE EYE CARE
PHARMACEUTICAL, OPHTHALMIC SURGICAL DEVICE AND DERMATOLOGICAL
MARKETS.
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc.                                                   1.8%
OPERATES OVER 1,300 DISCOUNT VARIETY STORES IN 33 STATES.
--------------------------------------------------------------------------------
DST Systems, Inc.                                                          1.6%
GLOBAL PROVIDER OF INFORMATION PROCESSING AND SOFTWARE SERVICES
TO THE FINANCIAL, COMMUNICATIONS AND OTHER INDUSTRIES.
--------------------------------------------------------------------------------
PMI Group, Inc.                                                            1.6%
OFFERS WORLDWIDE RESIDENTIAL MORTGAGE INSURANCE, TITLE INSURANCE,
FINANCIAL GUARANTY REINSURANCE AND OTHER LENDER SERVICES.
--------------------------------------------------------------------------------
Electronic Arts, Inc.                                                      1.5%
LEADING DEVELOPER OF INTERACTIVE ENTERTAINMENT SOFTWARE FOR A
VARIETY OF HARDWARE PLATFORMS.
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                                                        1.5%
SUPPLIER OF TURNKEY MANUFACTURING SERVICES FOR CIRCUIT BOARD
ASSEMBLIES, SUBSYSTEMS AND SYSTEMS, TO ORIGINAL EQUIPMENT
MANUFACTURERS.
--------------------------------------------------------------------------------
Manor Care, Inc.                                                           1.4%
OPERATES OVER 450 LONG-TERM CARE CENTERS, ASSISTED LIVING FACILITIES,
OUTPATIENT CLINICS AND HOME HEALTH CARE OFFICES.

             PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND

FUND REVIEW

Given the volatile markets, the Fund posted a negative return for the year ended October 31, 2001 down -37.41%(1), as we believe investors continued to question the viability of an economic recovery happening anytime in the foreseeable future. The areas that penalized the Fund's performance were holdings in the electronic technology and consumer services sectors.

Prior to September 11th, we gradually increased our exposure in the health services sector, where in a weaker economic environment, we feel that more consistent growth can be captured. This increase came from reducing the Fund's exposure to the industrial services sector as we reduced energy-related holdings, and reduced the percentage weighting in the electronic technology sector. After September 17th, we took action to sell a few selected holdings that we felt would be particularly vulnerable to weak future earnings, directly related to the economic repercussions of the terrorist attacks. However, we also are adding companies to the Fund as we see valuation opportunities arise in fundamentally strong companies.

(1) Class A shares (at net asset value, assuming the reinvestment of all distributions)

WHAT HELPED PERFORMANCE?

RETAIL TRADE

* The Fund significantly out-performed the Russell 2000 Growth Index, adding 220 basis points of relative performance in this sector. Our strong sector returns came from holding significant positions in 99 Cents Only Stores, Hot Topic and Electronic Boutique.

HEALTH SERVICES

* Good stock selection added 115 basis points of relative returns. Advance PCS, Pharmaceutical Product Development, Amsurg, and First Health Group were the main contributors to this sector.

CONSUMER DURABLES

*    This was the Fund's  best  performing  sector  adding  100 basis  points of relative performance. The majority of the performance came from our entertainment stocks, THQ Inc., Activision and Action Performance Companies.

WHAT HURT PERFORMANCE?

ELECTRONIC TECHNOLOGY

* The technology sector was the worst-performing sector. Our exposure to Oak Technology, Plexus, JNI Corp., Audiocodes and Orbotech were the largest detractors from performance.

CONSUMER SERVICES

* Our underweight and positions in Emmis Communications, Rare Hospitality, California Pizza Kitchen and Sirius Satellite Radio had the greatest negative impact resulting in a loss of 150 basis of relative performance.

             PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND

PERFORMANCE UPDATE

      PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND A (WITH LOAD)
            Value of $10,000 Investment vs Russell 2000 Growth Index

                           Provident Investment Counsel             Russell 2000
                      Small Company Growth Fund A (With Load)       Growth Index
                      ---------------------------------------       ------------
02/03/97                             $10,000                           $10,000
02/28/97                             $ 8,822                           $ 9,414
03/31/97                             $ 7,898                           $ 8,750
04/30/97                             $ 7,747                           $ 8,648
07/31/97                             $ 9,877                           $10,813
10/31/97                             $ 9,821                           $11,304
01/31/98                             $ 9,321                           $10,893
04/30/98                             $10,801                           $12,428
07/31/98                             $ 9,453                           $10,671
10/31/98                             $ 8,011                           $ 9,511
01/31/99                             $ 9,991                           $11,679
04/30/99                             $ 9,359                           $11,959
07/31/99                             $11,074                           $12,219
10/31/99                             $12,771                           $12,295
01/31/00                             $18,350                           $15,843
04/30/00                             $19,416                           $15,712
07/31/00                             $18,812                           $14,800
10/31/00                             $18,266                           $14,282
01/31/01                             $15,815                           $13,407
04/30/01                             $14,411                           $11,805
07/31/01                             $14,034                           $11,350
10/31/01                             $11,433                           $ 9,783

                                                                 AVERAGE ANNUALIZED TOTAL RETURNS
                                                                  PERIODS ENDED OCTOBER 31, 2001
                                                                 --------------------------------
                                                                   ONE       FIVE       SINCE
                                                                   YEAR      YEAR     INCEPTION^
                                                                   ----      ----     ----------
Provident Investment Counsel Small Company Growth A (With Load)   -41.01%     N/A        2.86%
Russell 2000 Growth Index*                                        -31.50%     N/A       -0.46%

      PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND B (WITH LOAD)
            Value of $10,000 Investment vs Russell 2000 Growth Index

                           Provident Investment Counsel             Russell 2000
                      Small Company Growth Fund B (With Load)       Growth Index
                      ---------------------------------------       ------------
03/31/99                             $10,000                           $10,000
04/30/99                             $ 9,728                           $10,883
05/31/99                             $ 9,946                           $10,900
06/30/99                             $11,263                           $11,475
07/31/99                             $11,492                           $11,120
08/31/99                             $11,575                           $10,704
09/30/99                             $12,187                           $10,910
10/31/99                             $13,266                           $11,190
11/30/99                             $15,122                           $12,373
12/31/99                             $19,479                           $14,554
01/31/00                             $19,095                           $14,418
02/29/00                             $24,873                           $17,773
03/31/00                             $23,183                           $15,904
04/30/00                             $20,264                           $14,299
05/31/00                             $17,847                           $13,046
06/30/00                             $21,561                           $14,732
07/31/00                             $19,569                           $13,469
08/31/00                             $21,799                           $14,886
09/30/00                             $20,949                           $14,146
10/31/00                             $18,946                           $12,998
11/30/00                             $14,704                           $10,637
12/31/00                             $15,969                           $11,288
01/31/01                             $16,301                           $12,201
02/28/01                             $14,330                           $10,529
03/31/01                             $12,691                           $ 8,598
04/30/01                             $14,866                           $10,743
07/31/01                             $14,420                           $10,329
10/31/01                             $11,609                           $ 8,903



                                                                 AVERAGE ANNUALIZED TOTAL RETURNS
                                                                  PERIODS ENDED OCTOBER 31, 2001
                                                                 --------------------------------
                                                                   ONE       FIVE       SINCE
                                                                   YEAR      YEAR     INCEPTION^
                                                                   ----      ----     ----------
Provident Investment Counsel Small Company Growth B (With Load)   -41.52%     N/A        5.93%
Russell 2000 Growth Index*                                        -31.50%     N/A       -4.39%

^ Fund A commenced operations on February 3, 1997. Fund B commenced operations on March 31, 1999.

*    See inside back cover for benchmark descriptions.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds' performance figures include the maximum applicable sales charge.

             PROVIDENT INVESTMENT COUNSEL SMALL COMPANY GROWTH FUND

PORTFOLIO REVIEW

EQUITY SECTOR WEIGHTINGS:

              [PIE CHART]

Electronic Technology              21.1%
Health/Technology                  19.7%
Health Services                    10.5%
Technology Services                10.0%
Finance                             8.3%
Consumer Services                   7.3%
Retail Trade                        5.5%
Industrial Services                 3.1%
Consumer Durables                   2.5%
Commercial Services                 2.1%
Communications                      2.0%
Producer Manufacturing              1.6%
Distribution Services               1.6%
Transportation                      1.4%
Consumer Non-Durables               0.4%
Process Industries                  0.4%

                                                                        % OF NET
TOP 10 EQUITY HOLDINGS:                                                  ASSETS
--------------------------------------------------------------------------------
Lumenis Ltd.                                                               2.3%
DESIGNS A RANGE OF PULSED LIGHT AND LASER-BASED SYSTEMS FOR THE
AESTHETIC AND MEDICAL COMMUNITIES.
--------------------------------------------------------------------------------
99 Cents Only Stores, Inc.                                                 1.6%
DEEP-DISCOUNT RETAILER OF PRIMARY NAME BRAND, CONSUMABLE
GENERAL MERCHANDISE.
--------------------------------------------------------------------------------
KV Pharmaceutical Co.                                                      1.4%
LEADING DEVELOPER OF MAJOR DRUG PRODUCTS USING ITS
CONTROLLED-RELEASED DRUG DELIVERY SYSTEM.
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                               1.4%
SPECIALTY PROPERTY AND CASUALTY INSURANCE PROVIDER TO COMMERCIAL
CUSTOMERS ON A DIRECT AND REINSURANCE BASIS.
--------------------------------------------------------------------------------
Accredo Health, Inc.                                                       1.3%
PROVIDES SPECIALIZED PHARMACY SERVICES BENEFICIAL TO PATIENTS WITH
CHRONIC DISEASES.
--------------------------------------------------------------------------------
Digene Corp.                                                               1.3%
DEVELOPS GENE-BASED TESTING SYSTEMS FOR THE SCREENING, MONITORING
AND DIAGNOSIS OF HUMAN DISEASES.
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                                        1.3%
PROVIDES A RANGE OF PERSONAL AND COMMERCIAL BANKING SERVICES.
--------------------------------------------------------------------------------
Apollo Group Inc.-University of Phoenix Online                             1.2%
ONLINE PROVIDER OF ACCESSIBLE AND ACCREDITED EDUCATIONAL PROGRAMS.
--------------------------------------------------------------------------------
Rare Hospitality International Inc.                                        1.2%
OPERATES/FRANCHISES OVER 175 RESTAURANTS.
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                    1.2%
PROVIDES SOLID WASTE COLLECTION, TRANSFER, DISPOSAL, AND RECYCLING
SERVICES IN SECONDARY MARKETS OF THE WESTERN U.S.

OUTLOOK & STRATEGY

STOCK MARKET OVERSOLD

The stock market is a discounting mechanism, and we continue to believe that the intermediate to long-term trend will be upwardly biased for U.S. equities. We believe the 400 basis points of interest rate cuts by the Federal Reserve will re-stimulate the U.S. economy. Historically, this has occurred in a 6-9 month timeframe, but clearly during this cycle that timeframe has not applied given the recent tragic events. This recovery will undoubtedly be slower in developing. Additionally, slow growth in both Europe and the Far East make matters more problematic, and it is reasonable to assume that slow economic growth will persist well into 2002. Corporate profits will continue to be under pressure on a near-term basis, but should start recovering as we move through the first half of 2002.

The chart below STOCK MARKET OVERSOLD demonstrates the degree of the oversold market condition. As can been seen, we are in an area that approaches the 1973-4 bear market decline, when economic conditions were much more dire than we now face.

                              STOCK MARKET OVERSOLD
                  DAILY DATA 12/31/1962 - 9/30/2001 (LOG SCALE)


      [THE CHART DEMONSTRATES THE DEGREE OF THE OVERSOLD MARKET CONDITION.]


We believe successful investing takes diligent fundamental research and the patience to "WEATHER THE STORM." We know that some companies in the Funds' will miss prior quarterly revenue and earnings estimates during this difficult time of readjustment. However, if longer-term fundamentals and long-term earnings per share growth rates are intact, we will use this opportunity to buy more or make a commitment to new companies that we have been researching but where prior to September 11th we felt valuations were too rich. We are endeavoring to only buy companies that are market leaders with management leadership that will deliver long-term shareholder value. Companies we feel most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth.

September 11th is one of those rare dates in each of our lifetimes where we will remember exactly where we were and what we were doing. As a nation we have suffered a great loss, a loss that will most likely take a great deal of time to put into perspective. That being said, we are a great nation, with a people that historically have met such terrible adversity head-on. We are sure this tragedy will be no exception. Part of the great strength of this country is our financial system, which includes the most efficient and liquid stock markets in the world. Both the financial system and stock markets responded with remarkable resiliency given the terrible devastation in the financial district of New York. The airlines are flying and day-by-day are building toward their former capacities. Further, the Federal Government and the Federal Reserve have provided immediate assistance and liquidity. In short, the recovery process is well underway.

WHERE WE GO FROM HERE

Prior to the terrorist attacks, we expected the economic recovery would begin to take hold starting in the fourth calendar quarter of 2001 and pick up momentum during the first half of 2002. That view has been modified. We now look for the current profits recession to be extended as a "classic," yet mild, economic recession takes hold. We believe the attacks on America will result in very significant fiscal expenditures to combat terrorism. This could be a decade or more commitment as we dedicate enormous resources to combat this dreadful new reality. We think a credible argument can be made that while the economy will struggle, this is likely to be followed by a strong "snap back" in activity. In our view, when investors have better clarity as to our short-and long-term military responses psychology will improve, and with it, so will the performance of equities.

     A NEW ECONOMIC ENVIRONMENT:
     OUR STRATEGIC ASSUMPTIONS

     * The current profits recession will be extended as a "classic," yet mild economic recession takes hold.

     *    The  market  has  already   discounted   the  current  poor   economic
          environment.

     * Monetary and fiscal policies will continue to be stimulating for the foreseeable future.

     * With near-term sluggish economic activity, inflation is likely to stay low.

     * Valuation assumptions will be more critical in investment decisions as premium valuations will be accorded to those companies that can provide shareholder value through sustained above-average earnings growth.

Now is not the time to decide that the world has changed and growth stocks will never again regain their value. Many investors made this mistake with value strategies just two or three years ago when the technology bubble was beginning. Historically, investing styles come in and out of favor. We believe the current aversion to premium growth stocks will also pass as the economy improves. We cannot predict the month when the economy will finally stabilize but believe the ensuing response on the part of investors will be a strong upward revision in the prices of some equities, and particularly those growth stocks that have been so badly battered.

Remember that markets can and will be volatile and uncertain at times, as we have witnessed in dramatic fashion. However, it is during these times that we
find  as  much   opportunity  as  we  do  risk  and  rely  on  our   unwavering,
growth-oriented investment style and our strong commitment to fundamental research. Provident's investment philosophy has prospered over the years and we believe will do so again. Our strong conviction is that earnings growth drives stock prices, and we firmly believe the Funds represent a "short list" of the best companies.

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. A PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THERE ARE NO ASSURANCE THE FUNDS WILL MEET THEIR STATED OBJECTIVES. THE FUNDS' HOLDINGS AND ALLOCATION ARE SUBJECT TO CHANGE BECAUSE THEY ARE ACTIVELY MANAGED. FURTHER SECURITIES MENTIONED HEREIN SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL INDIVIDUAL COMPANIES.

                PLEASE VISIT WWW.PROVNET.COM FOR MARKET UPDATES,
             NEW PRODUCT OFFERINGS AND PORTFOLIO MANAGER COMMENTARY.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT OCTOBER 31, 2001

                                                BALANCED         GROWTH          MID CAP      SMALL COMPANY
                                                 FUND A          FUND A          FUND A       GROWTH FUND A
                                              ------------    ------------    ------------    ------------
ASSETS
  Investment in Portfolio, at cost ........   $ 19,545,514    $    526,304    $ 30,720,571    $ 40,880,948
                                              ============    ============    ============    ============
  Investment in Portfolio, at value .......   $ 18,918,364    $    476,082    $ 30,022,513    $ 39,694,547
  Receivables:
    Investment in Portfolio sold ..........        209,987           4,344          18,089          55,767
    Fund shares sold ......................             --              --       9,967,262              --
    From Provident Investment Counsel, Inc.
      (Note 3) ............................            421              --          15,232          15,428
  Prepaid expenses ........................          3,053           2,340           7,765           2,928
                                              ------------    ------------    ------------    ------------
    Total assets ..........................     19,131,825         482,766      40,030,861      39,768,670
                                              ============    ============    ============    ============
LIABILITIES
  Payables:
    Investments in Portfolio purchased ....             --              --       9,967,262              --
    Fund shares redeemed ..................        209,987           4,344          18,089          55,767
    To Provident Investment Counsel, Inc. .
      (Notes 3) ...........................             --           2,826              --              --
    Distribution fees (Note 4) ............          4,518             213           6,761           5,095
    Shareholder servicing fees (Note 4) ...          2,615              50           2,040           5,290
  Accrued expenses ........................         29,204          17,705          30,697          33,363
  Deferred trustees' compensation (Note 3)          15,150          10,479           9,177          19,258
                                              ------------    ------------    ------------    ------------
          Total liabilities ...............        261,474          35,617      10,034,026         118,773
                                              ------------    ------------    ------------    ------------
NET ASSETS
  Applicable to shares of beneficial
    interest outstanding ..................   $ 18,870,351    $    447,149    $ 29,996,835    $ 39,649,897
                                              ============    ============    ============    ============
  Shares of beneficial interest outstanding      1,916,750          56,146       2,454,558       3,269,322
                                              ------------    ------------    ------------    ------------
  NET ASSET VALUE PER SHARE ...............   $       9.84    $       7.96    $      12.22    $      12.13
                                              ============    ============    ============    ============
  MAXIMUM OFFERING PRICE PER SHARE
      (NET ASSET VALUE DIVIDED BY 94.25%) .   $      10.44    $       8.45    $      12.97    $      12.87
                                              ============    ============    ============    ============
COMPONENTS OF NET ASSETS
  Paid-in capital .........................   $ 25,369,767    $  1,025,688    $ 38,197,889    $ 54,238,184
  Accumulated net investment income (loss)          28,192         (11,373)        (16,965)        (30,501)
  Accumulated net realized loss
    on investments ........................     (5,900,458)       (516,944)     (7,486,031)    (13,371,385)
  Net unrealized depreciation
    on investments ........................       (627,150)        (50,222)       (698,058)     (1,186,401)
                                              ------------    ------------    ------------    ------------
      Net assets ..........................   $ 18,870,351    $    447,149    $ 29,996,835    $ 39,649,897
                                              ============    ============    ============    ============

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT OCTOBER 31, 2001

                                                        GROWTH         MID CAP     SMALL COMPANY
                                                        FUND B         FUND B      GROWTH FUND B
                                                      -----------    -----------    -----------
ASSETS
  Investment in Portfolio, at cost ................   $   967,647    $ 6,003,590    $ 1,071,490
                                                      ===========    ===========    ===========
  Investment in Portfolio, at value ...............   $   859,949    $ 5,802,069    $ 1,045,520
  Cash ............................................            --             --          2,749
  Receivables:
    Investment in Portfolio sold ..................            --          5,397             --
    Fund shares sold ..............................         6,989         11,995             --
  Prepaid expenses ................................         2,575          1,557          2,934
                                                      -----------    -----------    -----------
  Total assets ....................................       869,513      5,821,018      1,051,203
                                                      -----------    -----------    -----------
LIABILITIES
  Payables:
    Investments in Portfolio purchased ............         6,989         11,995             --
    Funds advanced by custodian ...................         5,374         94,449             --
    Fund shares redeemed ..........................            --          5,397             --
    To Provident Investment Counsel, Inc. (Notes 3)         6,884          6,852          8,534
    Distribution fees (Note 4) ....................           552          3,895            665
    Shareholder servicing fees (Note 4) ...........           748         23,502          4,554
  Accrued expenses ................................        19,497         30,526         19,309
  Deferred trustees' compensation (Note 3) ........         5,199          5,199          5,200
                                                      -----------    -----------    -----------
         Total liabilities ........................        45,243        181,815         38,262
                                                      -----------    -----------    -----------
NET ASSETS
  Applicable to shares of beneficial
    interest outstanding ..........................   $   824,270    $ 5,639,203    $ 1,012,941
                                                      ===========    ===========    ===========
  Shares of beneficial interest outstanding .......        83,688        364,568         88,220
                                                      -----------    -----------    -----------
  NET ASSET VALUE AND OFFERING PRICE PER SHARE* ...   $      9.85    $     15.47    $     11.48
                                                      ===========    ===========    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital .................................   $ 1,688,870    $ 8,630,328    $ 1,827,536
  Accumulated net investment loss .................        (5,747)        (7,663)        (5,501)
  Accumulated net realized loss on investments ....      (751,155)    (2,781,941)      (783,124)
  Net unrealized depreciation on investments ......      (107,698)      (201,521)       (25,970)
                                                      -----------    -----------    -----------
       Net assets .................................   $   824,270    $ 5,639,203    $ 1,012,941
                                                      ===========    ===========    ===========

* Redemption price per share is equal to Net Asset Value less any applicable sales charge.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001

                                                      BALANCED         GROWTH          MID CAP     SMALL COMPANY
                                                       FUND A          FUND A          FUND A      GROWTH FUND A
                                                    ------------    ------------    ------------    ------------
INVESTMENT INCOME
  Net investment income (loss) allocated from Portfolio
    Dividends (Net of foreign taxes of
         $0, $80, $591 and $0, respectively) ....   $     44,340    $      6,814    $     17,960    $     25,273
    Interest ....................................        704,717           6,255          68,017         161,305
    Income from securities loaned - net .........             --              86           3,312           8,661
    Expenses ....................................       (197,864)        (22,272)       (213,710)       (475,984)
                                                    ------------    ------------    ------------    ------------
         Net investment income (loss)
            from Portfolio ......................        551,193          (9,117)       (124,421)       (280,745)
                                                    ------------    ------------    ------------    ------------
  Fund Expenses
    Administration fees (Note 3) ................         64,338          19,328          62,361         110,153
    Distribution fees (Note 4) ..................         61,675           5,546          59,204         118,944
    Shareholder servicing fees (Note 4) .........         37,005           3,327          35,523          71,366
    Transfer agent fees .........................         17,002          18,782          25,301          33,401
    Professional and miscellaneous fees .........          7,004           6,520           9,001          10,392
    Registration expense ........................         13,358          13,503           8,515          21,400
    Reports to shareholders .....................          8,004           3,002          18,013          15,001
    Custody and accounting services fees ........          6,000           6,000           6,000           6,001
    Legal fees ..................................          3,219              --             463           3,700
    Organization costs ..........................             --              --           2,673              --
    Trustee fees ................................         (3,726)         (1,452)          2,334          (8,484)
    Miscellaneous ...............................             --              --           2,800           1,475
                                                    ------------    ------------    ------------    ------------
         Total expenses .........................        213,879          74,556         232,188         383,349
         Less: fees waived and
            expenses absorbed (Note 3) ..........       (152,203)        (66,793)       (116,147)       (169,249)
                                                    ------------    ------------    ------------    ------------
         Net expenses ...........................         61,676           7,763         116,041         214,100
                                                    ------------    ------------    ------------    ------------
              NET INVESTMENT INCOME (LOSS) ......        489,517         (16,880)       (240,462)       (494,845)
                                                    ------------    ------------    ------------    ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO
  Net realized loss on investments ..............     (5,887,695)       (516,944)     (7,430,837)    (11,747,614)
  Net unrealized depreciation on investments ....     (4,444,085)     (1,168,621)     (7,956,189)    (11,202,477)
                                                    ------------    ------------    ------------    ------------
    Net realized and unrealized loss
       on investments ...........................    (10,331,780)     (1,685,565)    (15,387,026)    (22,950,091)
                                                    ------------    ------------    ------------    ------------
         NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS ...........   $ (9,842,263)   $ (1,702,445)   $(15,627,488)   $(23,444,936)
                                                    ============    ============    ============    ============

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                         GROWTH         MID CAP     SMALL COMPANY
                                                                         FUND B         FUND B      GROWTH FUND B
                                                                       -----------    -----------    -----------
INVESTMENT INCOME
  Net investment loss allocated from Portfolio
    Dividends (Net of foreign taxes of
       $131, $188 and $0, respectively) ............................   $     4,697    $     5,749    $       680
    Interest .......................................................         3,147         20,288          4,335
    Income from securities loaned - net ............................           154          1,129            229
    Expenses .......................................................       (13,655)       (67,615)       (12,761)
                                                                       -----------    -----------    -----------
       Net investment loss from Portfolio ..........................        (5,657)       (40,449)        (7,517)
                                                                       -----------    -----------    -----------
  Fund Expenses
    Administration fees (Note 3) ...................................        17,674         29,776         17,543
    Distribution fees (Note 4) .....................................        10,017         55,407          9,390
    Shareholder servicing fees (Note 4) ............................         3,339         18,469          3,130
    Transfer agent fees ............................................        21,210         33,600         20,673
    Audit fees .....................................................         7,401          8,072          8,108
    Registration expense ...........................................        13,702         12,818         15,294
    Reports to shareholders ........................................           694          2,000          2,004
    Custody and accounting services fees ...........................         6,001          6,001          6,000
    Legal fees .....................................................            --            860            232
    Trustee fees ...................................................         2,586          3,102          2,584
    Miscellaneous ..................................................           561          2,930          3,012
                                                                       -----------    -----------    -----------
       Total expenses ..............................................        83,185        173,035         87,970
       Less: fees waived and expenses absorbed (Note 3) ............       (68,492)       (81,430)       (71,693)
                                                                       -----------    -----------    -----------
       Net expenses ................................................        14,693         91,605         16,277
                                                                       -----------    -----------    -----------
         NET INVESTMENT LOSS .......................................       (20,350)      (132,054)       (23,794)
                                                                       -----------    -----------    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO
  Net realized loss on investments .................................      (676,706)    (2,767,464)      (325,330)
  Net unrealized depreciation on investments .......................      (285,853)    (1,887,059)      (279,101)
                                                                       -----------    -----------    -----------
    Net realized and unrealized loss on investments ................      (962,559)    (4,654,523)      (604,431)
                                                                       -----------    -----------    -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........   $  (982,909)   $(4,786,577)   $  (628,225)
                                                                       ===========    ===========    ===========

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                              BALANCED                               GROWTH
                                                               FUND A                                FUND A
                                                 -----------------------------------   -----------------------------------
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001   OCTOBER 31, 2000
                                                 ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) .................   $    489,517       $    564,455       $    (16,880)      $    (74,948)
  Net realized gain (loss) on investments ......     (5,887,695)         3,288,485           (516,944)         1,013,496
  Net unrealized appreciation (depreciation)
    on investments .............................     (4,444,085)           119,377         (1,168,621)          (232,639)
                                                   ------------       ------------       ------------       ------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .............     (9,842,263)         3,972,317         (1,702,445)           705,909
                                                   ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...................       (417,629)          (650,179)                --                 --
  From net realized gain .......................     (3,275,152)        (7,921,430)        (1,008,497)          (526,216)
                                                   ------------       ------------       ------------       ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....     (3,692,781)        (8,571,609)        (1,008,497)          (526,216)
                                                   ------------       ------------       ------------       ------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ....................      3,140,381          6,571,338            386,015          3,018,980
  Proceeds from reinvestment of distributions ..      3,522,088          8,200,705            969,664            508,700
  Cost of shares redeemed ......................    (11,304,439)        (5,466,294)        (5,871,944)        (2,840,660)
                                                   ------------       ------------       ------------       ------------
  Net increase (decrease) in net assets
    resulting from share transactions ..........     (4,641,970)         9,305,749         (4,516,265)           687,020
                                                   ------------       ------------       ------------       ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .    (18,177,014)         4,706,457         (7,227,207)           866,713

NET ASSETS
  Beginning of year ............................     37,047,365         32,340,908          7,674,356          6,807,643
                                                   ------------       ------------       ------------       ------------
  END OF YEAR ..................................   $ 18,870,351       $ 37,047,365       $    447,149       $  7,674,356
                                                   ============       ============       ============       ============
  ACCUMULATED NET INVESTMENT INCOME (LOSS) .....   $     28,192       $    (42,999)      $    (11,373)      $    (22,806)
                                                   ============       ============       ============       ============
CHANGE IN SHARES
  Shares sold ..................................        265,127            399,617             27,095            149,034
  Shares issued on reinvestment
    of distributions ...........................        257,247            523,086             62,762             27,015
  Shares redeemed ..............................       (940,761)          (321,961)          (447,006)          (142,706)
                                                   ------------       ------------       ------------       ------------
  NET INCREASE (DECREASE) ......................       (418,387)           600,742           (357,149)            33,343
                                                   ============       ============       ============       ============

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               MID CAP                        SMALL COMPANY GROWTH
                                                               FUND A                                FUND A
                                                 -----------------------------------   -----------------------------------
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001   OCTOBER 31, 2000
                                                 ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $   (240,462)      $   (267,920)      $   (494,845)      $   (304,944)
  Net realized gain (loss) on investments ......     (7,430,837)         8,211,284        (11,747,614)        (1,405,812)
  Net unrealized appreciation (depreciation)
    on investments .............................     (7,956,189)         4,915,023        (11,202,477)        (1,851,277)
                                                   ------------       ------------       ------------       ------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .............    (15,627,488)        12,858,387        (23,444,936)        (3,562,033)
                                                   ------------       ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................     (7,997,730)          (746,987)                --                 --
                                                   ------------       ------------       ------------       ------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ....................     22,308,411         15,400,712         20,255,752          6,437,564
  Shares issued in exchange for
    Small Company Growth Fund I ................             --                 --                 --         60,938,915
  Proceeds from reinvestment of distributions ..      5,262,844            624,918                 --                 --
  Cost of shares redeemed ......................     (9,966,408)        (3,982,955)       (16,701,678)        (5,173,821)
                                                   ------------       ------------       ------------       ------------
  Net increase in net assets
    resulting from share transactions ..........     17,604,847         12,042,675          3,554,074         62,202,658
                                                   ------------       ------------       ------------       ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .     (6,020,371)        24,154,075        (19,890,862)        58,640,625

NET ASSETS
  Beginning of year ............................     36,017,206         11,863,131         59,540,759            900,134
                                                   ------------       ------------       ------------       ------------
  END OF YEAR ..................................   $ 29,996,835       $ 36,017,206       $ 39,649,897       $ 59,540,759
                                                   ============       ============       ============       ============
  ACCUMULATED NET INVESTMENT LOSS ..............   $    (16,965)      $    (22,837)      $    (30,501)      $    (53,478)
                                                   ============       ============       ============       ============
CHANGE IN SHARES
  Shares sold ..................................      1,539,573            578,521          1,382,777            303,080
  Shares issued in exchange for
    Small Company Growth Fund I ................             --                 --                 --          2,958,200
  Shares issued on reinvestment
    of distributions ...........................        250,135             32,047                 --                 --
  Shares redeemed ..............................       (542,057)          (151,087)        (1,185,709)          (255,461)
                                                   ------------       ------------       ------------       ------------
  NET INCREASE .................................      1,247,651            459,481            197,068          3,005,819
                                                   ============       ============       ============       ============

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               GROWTH                                MID CAP
                                                               FUND B                                FUND B
                                                 -----------------------------------   -----------------------------------
                                                    YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001   OCTOBER 31, 2000
                                                 ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $   (20,350)       $   (27,632)       $  (132,054)       $  (100,101)
  Net realized gain (loss) on investments ......      (676,706)           (21,832)        (2,767,464)           399,681
  Net unrealized appreciation (depreciation)
    on investments .............................      (285,853)            93,992         (1,887,059)         1,623,274
                                                   -----------        -----------        -----------        -----------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..................      (982,909)            44,528         (4,786,577)         1,922,854
                                                   -----------        -----------        -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................            --                 --           (387,593)                --
                                                   -----------        -----------        -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ....................       353,666            856,718          2,640,823          7,085,619
  Proceeds from reinvestment of distributions ..            --                 --             11,235                 --
  Cost of shares redeemed ......................      (358,864)           (70,569)        (1,224,168)          (354,734)
                                                   -----------        -----------        -----------        -----------
  Net increase (decrease) in net assets
    resulting from share transactions ..........        (5,198)           786,149          1,427,890          6,730,885
                                                   -----------        -----------        -----------        -----------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .      (988,107)           830,677         (3,746,280)         8,653,739

NET ASSETS
  Beginning of year ............................     1,812,377            981,700          9,385,483            731,744
                                                   -----------        -----------        -----------        -----------
  END OF YEAR ..................................   $   824,270        $ 1,812,377        $ 5,639,203        $ 9,385,483
                                                   ===========        ===========        ===========        ===========
  ACCUMULATED NET INVESTMENT LOSS ..............   $    (5,747)       $    (7,347)       $    (7,663)       $    (8,639)
                                                   ===========        ===========        ===========        ===========

CHANGE IN SHARES
  Shares sold ..................................        24,487             39,878            113,923            273,887
  Shares issued on reinvestment of distributions            --                 --                416                 --
  Shares redeemed ..............................       (31,841)            (3,213)           (58,326)           (12,249)
                                                   -----------        -----------        -----------        -----------
  NET INCREASE (DECREASE) ......................        (7,354)            36,665             56,013            261,638
                                                   ===========        ===========        ===========        ===========

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SMALL COMPANY
                                                                         GROWTH FUND B
                                                               -----------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                               OCTOBER 31, 2001   OCTOBER 31, 2000
                                                               ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ........................................   $   (23,794)       $   (22,744)
  Net realized loss on investments ...........................      (325,330)          (455,247)
  Net unrealized appreciation (depreciation) on investments ..      (279,101)           233,335
                                                                 -----------        -----------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....      (628,225)          (244,656)
                                                                 -----------        -----------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ..................................       434,626          1,890,038
  Cost of shares redeemed ....................................      (370,364)          (198,104)
                                                                 -----------        -----------
  Net increase in net assets resulting from share transactions        64,262          1,691,934
                                                                 -----------        -----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      (563,963)         1,447,278

NET ASSETS
  Beginning of year ..........................................     1,576,904            129,626
                                                                 -----------        -----------
  END OF YEAR ................................................   $ 1,012,941        $ 1,576,904
                                                                 ===========        ===========
  ACCUMULATED NET INVESTMENT LOSS ............................   $    (5,501)       $    (7,032)
                                                                 ===========        ===========
CHANGE IN SHARES
  Shares sold ................................................        29,283             84,496
  Shares redeemed ............................................       (25,602)            (9,724)
                                                                 -----------        -----------
  NET INCREASE ...............................................         3,681             74,772
                                                                 ===========        ===========

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                BALANCED FUND A
                                                             YEAR ENDED OCTOBER 31,
                                              --------------------------------------------------
                                               2001       2000       1999       1998       1997
                                              ------     ------     ------     ------     ------
Net asset value, beginning of period ......   $15.87     $18.65     $16.95     $15.51     $13.91
                                              ------     ------     ------     ------     ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income .................     0.24       0.30       0.22       0.16       0.16
    Net realized and unrealized gain (loss)
      on investments ......................    (4.57)      1.85       2.88       2.44       2.64
                                              ------     ------     ------     ------     ------
Total from investment operations ..........    (4.33)      2.15       3.10       2.60       2.80
                                              ------     ------     ------     ------     ------
  LESS DISTRIBUTIONS:
    From net investment income ............    (0.20)     (0.34)     (0.22)     (0.15)     (0.16)
    From net realized gain ................    (1.50)     (4.59)     (1.18)     (1.01)     (1.04)
                                              ------     ------     ------     ------     ------
Total distributions .......................    (1.70)     (4.93)     (1.40)     (1.16)     (1.20)
                                              ------     ------     ------     ------     ------
Net asset value, end of period ............   $ 9.84     $15.87     $18.65     $16.95     $15.51
                                              ======     ======     ======     ======     ======
Total return ..............................   (30.18%)    12.06%     19.20%     17.85%     21.76%

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions) ..   $ 18.9     $ 37.0     $ 32.3     $ 42.0     $ 35.3

  RATIOS TO AVERAGE NET ASSETS:#++
    Expenses ..............................     1.05%      1.05%      1.05%      1.05%      1.05%
    Net investment income .................     1.98%      1.51%      1.21%      0.97%      1.10%

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.97%, 0.88%, 1.03%, 0.54%, and 0.74%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                GROWTH FUND A
                                           ---------------------------------------------------------
                                                   YEAR ENDED OCTOBER 31,              FEB. 3, 1997*
                                           ---------------------------------------        THROUGH
                                            2001       2000       1999       1998      OCT. 31, 1997
                                           ------     ------     ------     ------     -------------
Net asset value, beginning of period ...   $18.57     $17.92     $13.67     $11.44         $10.00
                                           ------     ------     ------     ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss ................    (0.65)     (0.18)     (0.12)     (0.07)         (0.03)
    Net realized and unrealized gain
       (loss) on investments ...........    (7.51)      2.20       4.37       2.30           1.47
                                           ------     ------     ------     ------         ------
Total from investment operations .......    (8.16)      2.02       4.25       2.23           1.44
                                           ------     ------     ------     ------         ------
  LESS DISTRIBUTIONS:
    From net realized gain .............    (2.45)     (1.37)        --         --             --
                                           ------     ------     ------     ------         ------
Net asset value, end of period .........   $ 7.96     $18.57     $17.92     $13.67         $11.44
                                           ======     ======     ======     ======         ======
Total return ...........................   (50.35%)    11.15%     31.09%     19.49%        14.40%^

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)   $  0.4     $  7.7     $  6.8     $  3.7         $  2.2

  RATIOS TO AVERAGE NET ASSETS:#++
    Expenses ...........................     1.35%      1.35%      1.35%      1.35%          1.35%+
    Net investment loss ................    (0.76%)    (0.89%)    (0.85%)    (0.68%)        (0.62%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized.

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 3.03%, 1.11%, 1.27%, 2.73% and 8.67%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             MID CAP FUND A
                                                             ----------------------------------------------
                                                                YEAR ENDED OCTOBER 31,       DEC. 31, 1997*
                                                             ----------------------------        THROUGH
                                                              2001       2000       1999      OCT. 31, 1998
                                                             ------     ------     ------     -------------
Net asset value, beginning of period .....................   $29.84     $15.87     $10.53        $10.00
                                                             ------     ------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss ..................................    (0.09)     (0.22)     (0.11)        (0.03)
    Net realized and unrealized gain (loss) on investments   (10.82)     15.13       5.45          0.56
                                                             ------     ------     ------        ------
Total from investment operations .........................   (10.91)     14.91       5.34          0.53
                                                             ------     ------     ------        ------
  LESS DISTRIBUTIONS:
    From net realized gain ...............................    (6.71)     (0.94)        --            --
                                                                                   ------        ------
Net asset value, end of period ...........................   $12.22     $29.84     $15.87        $10.53
                                                             ======     ======     ======        ======
Total return .............................................   (45.99%)    97.09%     50.71%       5.30%^

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions) .................   $ 30.0     $ 36.0     $ 11.9        $  5.7

  RATIOS TO AVERAGE NET ASSETS:#++
    Expenses .............................................     1.39%      1.39%      1.39%         1.04%+
    Net investment loss ..................................    (1.02%)    (1.03%)    (1.03%)       (0.43%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.78%, 0.80%, 2.60% and 4.11%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       SMALL COMPANY GROWTH FUND A
                                        ---------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,             FEB. 3, 1997*
                                        ---------------------------------------       THROUGH
                                         2001       2000       1999       1998      OCT. 31, 1997
                                        ------     ------     ------     ------     -------------
Net asset value, beginning of period    $19.38     $13.55     $ 8.50     $10.42        $10.00
                                        ------     ------     ------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ...     (0.15)      0.10+++   (0.30)     (0.12)        (0.03)
    Net realized and unrealized gain
       (loss) on investments .......     (7.10)      5.73       5.35      (1.80)         0.45
                                        ------     ------     ------     ------        ------
Total from investment operations ...     (7.25)      5.83       5.05      (1.92)         0.42
                                        ------     ------     ------     ------        ------
Net asset value, end of period .....    $12.13     $19.38     $13.55     $ 8.50        $10.42
                                        ======     ======     ======     ======        ======
Total return .......................    (37.41%)    43.03%     59.41%    (18.43%)        4.20%^

  RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)    $ 39.6     $ 59.5     $  0.9     $  2.7        $  3.1

  RATIOS TO AVERAGE NET ASSETS:#++
Expenses ...........................      1.45%      1.45%      1.55%      1.55%         1.55%+
Net investment loss ................     (1.04%)    (0.93%)    (1.35%)    (1.23%)       (1.14%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized.

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.36%, 0.43%, 5.85%, 2.78% and 10.01%, respectively.

+++  Per share numbers have been calculated using the average shares method.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       GROWTH FUND B
                                                              ---------------------------------
                                                                 YEAR ENDED
                                                                 OCTOBER 31,     MARCH 31, 1999*
                                                              -----------------      THROUGH
                                                               2001       2000    OCT. 31, 1999
                                                              ------     ------   -------------
Net asset value, beginning of period .....................    $19.91     $18.05      $17.65
                                                              ------     ------      ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss ..................................     (0.25)     (0.29)      (0.07)
    Net realized and unrealized gain (loss) on investments     (9.81)      2.15        0.47
                                                              ------     ------      ------
Total from investment operations .........................    (10.06)      1.86        0.40
                                                              ------     ------      ------
Net asset value, end of period ...........................    $ 9.85     $19.91      $18.05
                                                              ======     ======      ======
Total return .............................................    (50.53%)    10.30%     2.27%^

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions) .................    $  0.8     $  1.8      $  1.0

  RATIOS TO AVERAGE NET ASSETS:#++
    Expenses .............................................      2.10%      2.10%       2.10%+
    Net investment loss ..................................     (1.52%)    (1.64%)     (1.70%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized.

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 5.15%, 4.66% and 24.58%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       MID CAP FUND B
                                                             -----------------------------------
                                                                YEAR ENDED
                                                                OCTOBER 31,       MARCH 31, 1999*
                                                             -----------------        THROUGH
                                                              2001       2000      OCT. 31, 1999
                                                             ------     ------     -------------
Net asset value, beginning of period .....................   $30.42     $15.60        $13.03
                                                             ------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss ..................................    (0.36)     (0.31)        (0.02)
    Net realized and unrealized gain (loss) on investments   (13.37)     15.13          2.59
                                                             ------     ------        ------
Total from investment operations .........................   (13.73)     14.82          2.57
                                                             ------     ------        ------
  LESS DISTRIBUTIONS:
    From net realized gain ...............................    (1.22)        --            --
                                                             ------     ------        ------
Net asset value, end of period ...........................   $15.47     $30.42        $15.60
                                                             ======     ======        ======
Total return .............................................   (46.85%)    95.00%       19.72%^

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions) .................   $  5.6     $  9.4        $  0.7

  RATIOS TO AVERAGE NET ASSETS:#++
    Expenses .............................................     2.14%      2.14%         2.14%+
    Net investment loss ..................................    (1.79%)    (1.76%)       (1.69%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized.

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.39%, 1.61% and 95.73%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             SMALL COMPANY GROWTH FUND B
                                                          -----------------------------------
                                                             YEAR ENDED
                                                             OCTOBER 31,       MARCH 31, 1999*
                                                          -----------------       THROUGH
                                                           2001       2000      OCT. 31, 1999
                                                          ------     ------     -------------
Net asset value, beginning of period .................    $18.65     $13.27        $ 9.64
                                                          ------     ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..................................     (0.27)     (0.21)        (0.06)
Net realized and unrealized gain (loss) on investments     (6.90)      5.59          3.69
                                                          ------     ------        ------
Total from investment operations .....................     (7.17)      5.38          3.63
                                                          ------     ------        ------
Net asset value, end of period .......................    $11.48     $18.65        $13.27
                                                          ======     ======        ======
Total return .........................................    (38.45%)    40.54%       37.66%^

  RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) .................    $  1.0     $  1.6        $  0.1

  RATIOS TO AVERAGE NET ASSETS:#++
Expenses .............................................      2.30%      2.30%         2.30%+
Net investment loss ..................................     (1.90%)    (1.86%)       (2.07%)+

*    Commencement of operations.

+    Annualized.

^    Not annualized.

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 5.73%, 5.59% and 204.11%, respectively.

See accompanying Notes to Financial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION

PIC Investment Trust (the "Trust") was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers ten separate series: Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund I, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Small Company Growth Fund B, Provident Investment Counsel Small Cap Growth Fund I, Provident Investment Counsel Mid Cap Fund A, Provident Investment Counsel Mid Cap Fund B, and Provident Investment Counsel Technology Fund A (each a "Fund" and collectively the "Funds"). Each Fund invests substantially all of its assets in the respective Portfolio, a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The financial statements, including the portfolio of investments, of the Provident Investment Counsel Growth Fund I, Provident Investment Counsel Small Cap Growth Fund I and Provident Investment Counsel Technology Fund A are in separate reports.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. INVESTMENT VALUATION. The Funds reflect their investments in the respective Portfolio at their proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolios is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Funds earn income, net of the expenses of the Portfolios, daily on their investments in the Portfolios. All net investment income and realized and unrealized gains or losses on investments of the Portfolios are allocated pro-rata among the Funds and the other Holders of Interests in the Portfolios. Dividends, if any, are paid annually to shareholders of the Funds and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

     D. DEFERRED ORGANIZATION COSTS. The costs incurred by the Provident Investment Counsel Mid Cap Fund A with respect to initial organization, have been deferred and are being amortized using the straight-line method over a period of five years commencing December 31, 1997.

     E. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES.

3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company Administration, LLC) pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolios. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolios and furnish office facilities. PIC receives a fee for its services to the Funds at the rate of 0.20% of the average daily net assets of the Funds. U.S. Bancorp receives an annual fee for its services of $15,000 from each of the Funds.

     PIC has voluntarily agreed to limit the Funds' expenses, including those expenses allocated from the Portfolios, to the following levels:

     Provident Investment Counsel Balanced Fund A                          1.05%
     Provident Investment Counsel Growth Fund A                            1.35%
     Provident Investment Counsel Mid Cap Fund A                           1.39%
     Provident Investment Counsel Small Company Growth Fund A              1.45%
     Provident Investment Counsel Growth Fund B                            2.10%
     Provident Investment Counsel Mid Cap Fund B                           2.14%
     Provident Investment Counsel Small Company Growth Fund B              2.30%

     The percentages are based on the Funds' average daily net assets.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds and Portfolios if, within three subsequent years, a Fund or Portfolio's expenses are less than the limit agreed to by PIC.

Fees waived and expenses absorbed by PIC for the year ended October 31, 2001 were as follows:

                                                                         Waived      Expenses
                                                                          Fees       Absorbed
                                                                        --------     --------
     Provident Investment Counsel Balanced Fund A                       $ 49,340     $102,863
     Provident Investment Counsel Growth Fund A                            4,436       62,357
     Provident Investment Counsel Mid Cap Fund A                          47,363       68,784
     Provident Investment Counsel Small Company Growth Fund A             95,155       74,094
     Provident Investment Counsel Growth Fund B                            2,671       65,821
     Provident Investment Counsel Mid Cap Fund B                          14,775       66,655
     Provident Investment Counsel Small Company Growth Fund B              2,504       69,189

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Funds are as follows:

     Provident Investment Counsel Balanced Fund A                       $617,795
     Provident Investment Counsel Growth Fund A                          232,157
     Provident Investment Counsel Mid Cap Fund A                         326,486
     Provident Investment Counsel Small Company Growth Fund A            375,087
     Provident Investment Counsel Growth Fund B                          203,307
     Provident Investment Counsel Mid Cap Fund B                         213,320
     Provident Investment Counsel Small Company Growth Fund B            200,206

At October 31, 2001, PIC may recapture a portion of the above amounts no later than the dates as stated below:

                                                                                    October 31,
                                                                        ----------------------------------
                                                                          2002         2003         2004
                                                                        --------     --------     --------
     Provident Investment Counsel Balanced Fund A                       $236,134     $229,458     $152,203
     Provident Investment Counsel Growth Fund A                           71,370       93,994       66,793
     Provident Investment Counsel Mid Cap Fund A                          84,836      125,503      116,147
     Provident Investment Counsel Small Company Growth Fund A             66,231      139,607      169,249
     Provident Investment Counsel Growth Fund B                           56,308       78,507       68,492
     Provident Investment Counsel Mid Cap Fund B                          58,498       73,392       81,430
     Provident Investment Counsel Small Company Growth Fund B             60,094       68,419       71,693

Quasar Distributors, LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received commissions from sales or redemptions of fund shares during the year ended October 31, 2001 as follows:

     Provident Investment Counsel Balanced Fund A                       $    665
     Provident Investment Counsel Growth Fund A                              319
     Provident Investment Counsel Mid Cap Fund A                           3,535
     Provident Investment Counsel Small Company Growth Fund A                517
     Provident Investment Counsel Growth Fund B                               --
     Provident Investment Counsel Mid Cap Fund B                              --
     Provident Investment Counsel Small Company Growth Fund B                 --

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

For the year ended October 31, 2001, the change in the value of the phantom share account included unrealized depreciation as follows:

                                                                     Unrealized
                                                                    Depreciation
                                                                    ------------
     Provident Investment Counsel Balanced Fund A                     $ 20,002
     Provident Investment Counsel Growth Fund A                         13,567
     Provident Investment Counsel Mid Cap Fund A                         8,789
     Provident Investment Counsel Small Company Growth Fund A           26,811
     Provident Investment Counsel Growth Fund B                          5,597
     Provident Investment Counsel Mid Cap Fund B                         5,597
     Provident Investment Counsel Small Company Growth Fund B            5,601

4 - DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

The Trust, on behalf of the Balanced A, Growth A, Mid Cap A, and Small Company Growth A Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each A Fund will pay a fee to PIC (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's average daily net assets as reimbursement for expenses incurred on distribution related activities. With respect to the Balanced A and Mid Cap A Funds, reimbursable amounts in excess of the maximum may be reimbursed in subsequent years, subject to the continuation of the Plan. There were no unreimbursed expenses as of October 31, 2001.

Additionally, the Trust, on behalf of the Growth B, Mid Cap B, and Small Company Growth B Funds, has approved a Distribution Plan (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. The 12b-1 Plan provides that each B Fund will pay a fee to the Distributor or, at the Distributor's direction, to a third party at an annual rate of up to 0.75% of each Fund's average daily net assets as compensation for acting as principal distributor.

Pursuant to a Shareholder Services Plan, each A Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services. Effective January 1, 2001, the Advisor has voluntarily agreed to reduce the shareholder servicing rate to 0.12% for Growth A and Mid Cap A.

Additionally, pursuant to the Shareholder Services Plan, each B Fund pays the Advisor a monthly fee at an annual rate of 0.25% of its average daily net assets as compensation for the provision of shareholder services.

5 - INVESTMENT TRANSACTIONS

Additions and reductions in the investments in the respective Portfolios for the year ended October 31, 2001 were as follows:

                                                                      Additions      Reductions
                                                                     -----------     -----------
     Provident Investment Counsel Balanced Fund A                    $ 3,263,955     $11,668,481
     Provident Investment Counsel Growth Fund A                          457,438       6,001,802
     Provident Investment Counsel Mid Cap Fund A                      22,370,597      12,889,997
     Provident Investment Counsel Small Company Growth Fund A         20,334,472      17,012,960
     Provident Investment Counsel Growth Fund B                          353,667         358,864
     Provident Investment Counsel Mid Cap Fund B                       2,640,825       1,600,526
     Provident Investment Counsel Small Company Growth Fund B            434,625         370,364

As of October 31, 2001 the Funds owned the following percentages of the Portfolios listed below:

     Provident Investment Counsel Balanced Fund A                    99.9% of PIC Balanced Portfolio
     Provident Investment Counsel Growth Fund A                      0.6% of PIC Growth Portfolio
     Provident Investment Counsel Mid Cap Fund A                     83.8% of PIC Mid Cap Portfolio
     Provident Investment Counsel Small Company Growth Fund A        18.3% of PIC Small Cap Portfolio
     Provident Investment Counsel Growth Fund B                      1.0% of PIC Growth Portfolio
     Provident Investment Counsel Mid Cap Fund B                     16.2% of PIC Mid Cap Portfolio
     Provident Investment Counsel Small Company Growth Fund B        0.5% of PIC Small Cap Portfolio

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

6 - INCOME TAXES

At October 31, 2001, certain Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                      Capital losses expiring in:
                                                                 -----------------------------------------
                                                                    2007           2008           2009
                                                                 -----------    -----------    -----------
     Provident Investment Counsel Balanced Fund A                $        --    $        --    $ 5,865,370
     Provident Investment Counsel Growth Fund A                           --             --        514,962
     Provident Investment Counsel Mid Cap Fund A                          --             --      6,769,231
     Provident Investment Counsel Small Company Growth Fund A        217,163        730,814     12,039,085
     Provident Investment Counsel Growth Fund B                       51,922         22,527        673,125
     Provident Investment Counsel Mid Cap Fund B                          --             --      2,642,388
     Provident Investment Counsel Small Company Growth Fund B          2,443        437,250        333,142

7 - FUND MERGER

On April 28, 2000, the Provident Investment Counsel Small Company Growth Fund A acquired all the net assets of the Provident Investment Counsel Small Company Growth Fund I. This acquisition was accomplished by the tax-free exchange of shares of equal value on the acquisition date, pursuant to a plan of reorganization approved by the board of trustees. The net assets of the Provident Investment Counsel Small Company Growth Fund I immediately prior to the acquisition was as follows:

                                                                             Net
                                                                          Unrealized
                                                                         Appreciation     Net Asset
                                                                        (Depreciation)      Value
                                       Net Assets    Paid in Capital    on Investments    Per Share
                                       ----------    ---------------    --------------    ---------
     Provident Investment Counsel
       Small Company Growth Fund I    $60,938,915      $49,432,804        $11,506,111       $13.34

The net assets and net asset value per share of Provident Investment Counsel Small Company Growth Fund A, the accounting survivor of the reorganization, immediately before the acquisition was $2,193,162 and $20.60, respectively. The net assets immediately after the acquisition were $63,132,077.

8 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on March 20, 2001 to approve a change in a fundamental policy of the respective Portfolio to permit lending of the Portfolio's portfolio securities.

                                                                    For        Against     Abstained
                                                                 ---------    ---------    ---------
     Provident Investment Counsel Balanced Fund A                  355,332          555    1,244,583
     Provident Investment Counsel Growth Fund A                    348,310        5,977          433
     Provident Investment Counsel Small Company Growth Fund A    1,701,877        8,081          525
     Provident Investment Counsel Growth Fund B                     11,154        1,496        1,138
     Provident Investment Counsel Small Company Growth Fund B       10,745           --          155

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of PIC Investment Trust and Shareholders of:

Provident Investment Counsel Balanced Fund A
Provident Investment Counsel Growth Fund A
Provident Investment Counsel Growth Fund B
Provident Investment Counsel Mid Cap Fund A
Provident Investment Counsel Mid Cap Fund B
Provident Investment Counsel Small Company Growth Fund A
Provident Investment Counsel Small Company Growth Fund B

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the above named Funds of PIC Investment Trust (the "Trust") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2001

                             PIC BALANCED PORTFOLIO

STATEMENT OF NET ASSETS at October 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 51.2%
BIOTECHNOLOGY: 2.9%
     2,600     Amgen, Inc.*                                        $    147,732
     3,100     Biogen, Inc.*                                            170,500
     3,700     IDEC Pharmaceuticals Corp.*                              221,852
                                                                   ------------
                                                                        540,084
                                                                   ------------
CABLE/SATELLITE TELEVISION: 1.3%
     6,700     Comcast Corp. - Special Class A*                         240,128
                                                                   ------------
COMPUTER COMMUNICATIONS: 1.6%
    18,200     Cisco Systems, Inc.*                                     307,944
                                                                   ------------
DATA PROCESSING SERVICES: 2.5%
     7,600     Concord EFS, Inc.*                                       208,012
     1,500     First Data Corp.                                         101,355
     5,400     Paychex, Inc.                                            173,124
                                                                   ------------
                                                                        482,491
                                                                   ------------
DEPARTMENT STORES: 0.8%
     2,900     Kohl's Corp.*                                            161,269
                                                                   ------------
DISCOUNT STORES: 1.5%
     3,500     Costco Wholesale Corp.*                                  132,405
     3,000     Wal-Mart Stores, Inc.                                    154,200
                                                                   ------------
                                                                        286,605
                                                                   ------------
ELECTRICAL PRODUCTS EQUIPMENT: 1.3%
     7,000     Applied Materials, Inc.*                                 238,770
                                                                   ------------
FINANCIAL SERVICES: 4.2%
     3,100     Capital One Financial Corp.                              128,061
     7,500     Freddie Mac                                              508,650
     1,900     USA Education, Inc. (AKA Sallie Mae)                     154,964
                                                                   ------------
                                                                        791,675
                                                                   ------------
HOME IMPROVEMENT: 3.8%
     8,600     Home Depot, Inc.                                         328,778
    11,200     Lowe's Companies, Inc.                                   381,920
                                                                   ------------
                                                                        710,698
                                                                   ------------
INDUSTRIAL CONGLOMERATES: 2.6%
     9,600     General Electric Co.                                     349,536
     3,100     Tyco International Ltd.                                  152,334
                                                                   ------------
                                                                        501,870
                                                                   ------------
INVESTMENT COMPANIES: 1.1%
     2,700     Goldman Sachs Group, Inc.                                211,032
                                                                   ------------
MEDIA CONGLOMERATES: 3.4%
    10,900     AOL Time Warner, Inc.*                                   340,189
     8,400     Viacom, Inc. - Class B*                                  306,684
                                                                   ------------
                                                                        646,873
                                                                   ------------
MEDICAL SPECIALTIES: 0.5%
     2,000     Baxter International, Inc.                                96,740
                                                                   ------------
PACKAGED SOFTWARE: 4.2%
     5,700     Mercury Interactive Corp.*                               135,774
     9,600     Microsoft Corp.*                                         558,240
     3,300     Veritas Software Corp.*                                   93,654
                                                                   ------------
                                                                        787,668
                                                                   ------------
PHARMACEUTICAL - MAJOR: 6.0%
     6,000     American Home Products Corp.                             334,980
    19,300     Pfizer, Inc.                                             808,670
                                                                   ------------
                                                                      1,143,650
                                                                   ------------
PHARMACEUTICAL - OTHER: 4.0%
     3,900     Allergan, Inc.                                           279,981
     4,600     Elan Corp PLC, ADR*                                      209,990
     3,500     Forest Laboratories, Inc. - Class A*                     260,330
                                                                   ------------
                                                                        750,301
                                                                   ------------
SEMICONDUCTORS: 6.1%
     2,600     Analog Devices, Inc.*                                     98,800
    12,100     Intel Corp.                                              295,482
    27,220     Taiwan Semiconductor Manufacturing Co. Ltd. ADR*         351,410
    14,600     Texas Instruments, Inc.                                  408,654
                                                                   ------------
                                                                      1,154,346
                                                                   ------------
SERVICES TO HEALTH INDUSTRY: 0.8%
     2,400     Quest Diagnostics*                                       156,912
                                                                   ------------
SPECIALTY INSURANCE: 1.2%
     2,900     American International Group, Inc.                       227,940
                                                                   ------------
WIRELESS TELECOMMUNICATIONS: 1.4%
    11,500     Sprint Corp. (PCS Group)*                                256,450
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $10,733,056)                                                  9,693,446
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC BALANCED PORTFOLIO

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES: 41.0%
CORPORATE BONDS: 22.6%
$  350,000     AOL Time Warner, Inc., 6.125%, 4/15/2006            $    365,263
   440,000     Bank One Corp., 6.500%, 2/1/2006                         467,975
   310,000     British Telecommunications PLC, 7.625%, 12/15/2005       342,533
   150,000     Citigroup, Inc., 5.500%, 8/9/2006                        155,888
   350,000     Citizens Communications Co., 6.375%, 8/15/2004           361,209
   250,000     Deutsche Telekom International Finance, 7.750%,
                 6/15/2005                                              270,270
   550,000     Ford Credit Co., 7.375%, 2/1/2011                        559,252
   330,000     General Motors Acceptance Corp., 6.750%, 1/15/2006       338,437
   100,000     Hertz Corp., 6.000%, 1/15/2003                           102,276
   439,600     PDVSA Finance Ltd., 8.750%, 2/15/2004                    456,052
   300,000     Repsol International Finance, 7.450%, 7/17/2005          325,188
   500,000     Tyco International Group SA, 6.375%, 2/15/2006           525,369
                                                                   ------------
                                                                      4,269,712
                                                                   ------------
FEDERAL NATIONAL MORTGAGE AGENCY: 5.4%
   330,000     Fannie Mae, 4.375%, 10/15/2006                           335,047
   620,000     Fannie Mae, 7.000%, 7/15/2005                            692,217
                                                                   ------------
                                                                      1,027,264
                                                                   ------------
TREASURY OBLIGATIONS: 13.0%
   520,000     U.S. Treasury Bonds, 9.000%, 11/15/2018                  760,094
 1,050,000     U.S. Treasury Bonds, 6.250%, 5/15/2030                 1,251,879
   195,000     U.S. Treasury Notes, 5.000%, 8/15/2011                   206,388
   230,000     U.S. Treasury Notes, 6.500%, 2/28/2002                   233,432
                                                                   ------------
                                                                      2,451,793
                                                                   ------------
TOTAL FIXED INCOME SECURITIES
  (cost $7,336,318)                                                   7,748,769
                                                                   ------------
MONEY MARKET INVESTMENT: 6.7%
   638,344     Temporary Investment Fund Inc. - Temp Cash               638,344
   638,344     Temporary Investment Fund Inc. - Temp Fund               638,344
                                                                   ------------
                                                                      1,276,688
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
  (cost $1,276,688)                                                   1,276,688
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $19,346,062):  98.9%                                         18,718,903
                                                                   ------------
OTHER ASSETS: 2.5%
  Receivables:
    Securities sold                                                     318,407
    Dividends and Interest                                              145,286
  Other assets                                                            1,207
                                                                   ------------
    Total Other Assets                                                  464,900
                                                                   ------------
TOTAL ASSETS                                                         19,183,803
                                                                   ------------
LIABILITIES: (1.4%)
  Payables:
    Shares of beneficial interests redeemed                             209,987
    Due to Advisor (Note 3)                                               2,387
  Deferred trustees' compensation (Note 3)                               19,828
  Accrued expenses                                                       33,026
                                                                   ------------
    Total Liabilities                                                   265,228
                                                                   ------------

NET ASSETS: 100.0%                                                 $ 18,918,575
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS at October 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 84.0%
BIOTECHNOLOGY: 4.1%
    27,100     Amgen, Inc.*                                        $  1,539,822
    15,000     Biogen, Inc.*                                            825,000
    19,300     Idec Pharmaceuticals Corp.*                            1,157,228
                                                                   ------------
                                                                      3,522,050
                                                                   ------------
CABLE & SATELLITE TELEVISION: 2.1%
    50,100     Comcast Corp. - Special Class A*                       1,795,584
                                                                   ------------
COMPUTER COMMUNICATIONS: 3.0%
   153,800     Cisco Systems, Inc.*                                   2,602,296
                                                                   ------------
DATA PROCESSING SERVICES: 3.9%
    57,800     Concord EFS, Inc.*                                     1,581,986
    11,900     First Data Corp.                                         804,083
    28,800     Paychex, Inc.                                            923,328
                                                                   ------------
                                                                      3,309,397
                                                                   ------------
DEPARTMENT STORES: 1.1%
    17,216     Kohls Corp.*                                             957,382
                                                                   ------------
DISCOUNT STORES: 2.5%
    33,600     Costco Wholesale Corp.*                                1,271,088
    17,600     Wal-Mart Stores, Inc.                                    904,640
                                                                   ------------
                                                                      2,175,728
                                                                   ------------
ELECTRICAL PRODUCTS EQUIPMENT: 2.4%
    60,800     Applied Materials, Inc.*                               2,073,888
                                                                   ------------
FINANCIAL SERVICES: 5.4%
    16,300     Capital One Financial Corp.                              673,353
    46,300     Freddie Mac                                            3,140,066
    10,200     USA Education, Inc. (AKA Sallie Mae)                     831,912
                                                                   ------------
                                                                      4,645,331
                                                                   ------------
HOME IMPROVEMENT: 5.6%
    63,300     Home Depot, Inc.                                       2,419,959
    68,600     Lowe's Companies                                       2,339,260
                                                                   ------------
                                                                      4,759,219
                                                                   ------------
INDUSTRIAL CONGLOMERATES: 4.0%
    72,300     General Electric Co.                                   2,632,443
    15,900     Tyco International Ltd.                                  781,326
                                                                   ------------
                                                                      3,413,769
                                                                   ------------
INVESTMENT COMPANIES: 1.8%
    20,000     Goldman Sachs Group, Inc.                              1,563,200
                                                                   ------------
MEDIA CONGLOMERATES: 5.5%
    80,000     AOL Time Warner, Inc.*                                 2,496,800
    60,000     Viacom, Inc. - Class B*                                2,190,600
                                                                   ------------
                                                                      4,687,400
                                                                   ------------
MEDICAL SPECIALTIES: 1.1%
    19,700     Baxter International, Inc.                               952,889
                                                                   ------------
PACKAGED SOFTWARE: 6.7%
    30,700     Mercury Interactive Corp.*                               731,274
    72,800     Microsoft Corp.*                                       4,233,320
    28,900     Veritas Software Corp.*                                  820,182
                                                                   ------------
                                                                      5,784,776
                                                                   ------------
PHARMACEUTICAL - MAJOR: 10.0%
    41,700     American Home Products Corp.                           2,328,111
   150,000     Pfizer, Inc.                                           6,285,000
                                                                   ------------
                                                                      8,613,111
                                                                   ------------
PHARMACEUTICAL - OTHER: 6.4%
    25,000     Allergan, Inc.                                         1,794,750
    35,000     Elan Corp PLC, ADR*                                    1,597,750
    27,700     Forest Laboratories, Inc. - Class A*                   2,060,326
                                                                   ------------
                                                                      5,452,826
                                                                   ------------
SEMICONDUCTORS: 12.2%
    23,400     Analog Devices, Inc.*                                    889,200
   154,900     Intel Corp.                                            3,782,658
   210,680     Taiwan Semiconductor Manufacturing Co. Ltd. ADR*       2,719,879
   109,600     Texas Instruments, Inc.                                3,067,704
                                                                   ------------
                                                                     10,459,441
                                                                   ------------
SERVICES TO HEALTH INDUSTRY: 1.0%
    13,000     Quest Diagnostics*                                       849,940
                                                                   ------------
SPECIALTY INSURANCE: 3.1%
    34,000     American International Group, Inc.                     2,672,400
                                                                   ------------
WIRELESS TELECOMMUNICATIONS: 2.1%
    82,000     Sprint Corp. (PCS Group)*                              1,828,600
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $79,728,417)                                                 72,119,227
                                                                   ------------

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 5.5%
$2,371,072     Temporary Investment Fund Inc. - Temp Cash          $  2,371,072
 2,371,072     Temporary Investment Fund Inc. - Temp Fund             2,371,072
                                                                   ------------
                                                                      4,742,144
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
  (cost $4,742,144)                                                   4,742,144
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $84,470,561): 89.5%                                          76,861,371
                                                                   ------------
OTHER ASSETS: 44.6%
  Collateral for securities loaned, at fair value (Note 2)           29,142,270
  Receivables:
    Shares of beneficial interests sold                               9,071,168
    Dividends and Interest                                               25,984
  Prepaid Insurance                                                       2,320
  Other assets                                                           26,262
                                                                   ------------
    Total Other Assets                                               38,268,004
                                                                   ------------
TOTAL ASSETS                                                        115,129,375
                                                                   ------------
LIABILITIES: (34.1%)
  Payables:
    Collateral for securities loaned (Note 2)                        29,142,270
    Shares of beneficial interests redeemed                              22,940
    Due to Advisor (Note 3)                                              51,683
  Deferred trustees' compensation (Note 3)                               45,009
  Accrued expenses                                                       41,805
                                                                   ------------
    Total Liabilities                                                29,303,707
                                                                   ------------

NET ASSETS: 100.0%                                                 $ 85,825,668
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                              PIC MID CAP PORTFOLIO

STATEMENT OF NET ASSETS at October 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 69.7%
AIRLINES: 0.8%
     6,150     Ryanair Holdings PLC ADS*                           $    287,451
                                                                   ------------
BIOTECHNOLOGY: 9.1%
    13,600     Abgenix, Inc.*                                           405,144
     7,400     Biogen, Inc.*                                            407,000
     7,100     Enzon, Inc.*                                             439,135
     8,700     Genzyme Corp.*                                           469,365
     4,500     ImClone Systems                                          275,355
     9,500     Myriad Genetics, Inc.*                                   437,000
    25,000     Protein Design Labs*                                     825,250
                                                                   ------------
                                                                      3,258,249
                                                                   ------------
BROADCASTING: 1.1%
    16,200     Univision Communications, Inc.*                          405,000
                                                                   ------------
COMPUTER COMMUNICATIONS: 2.0%
    15,400     Brocade Communications Systems*                          378,070
    24,000     McData Corp.*                                            353,040
                                                                   ------------
                                                                        731,110
                                                                   ------------
COMPUTERS PERIPHERALS: 0.8%
     7,675     QLogic Corp.*                                            302,011
                                                                   ------------
DATA PROCESSING SERVICES: 5.6%
     4,300     Affiliated Computer Services, Inc.*                      378,615
    13,000     Amdocs, Ltd.*                                            339,430
     9,100     Certegy, Inc.*                                           259,350
    17,000     Concord EFS, Inc.*                                       465,290
    14,000     DST Systems, Inc.*                                       573,300
                                                                   ------------
                                                                      2,015,985
                                                                   ------------
DISCOUNT STORES: 2.6%
     6,000     BJ's Wholesale Club, Inc.*                               304,620
    27,950     Dollar Tree Stores, Inc.*                                628,036
                                                                   ------------
                                                                        932,656
                                                                   ------------
ELECTRICAL EQUIPMENT/INSTRUMENTS: 0.8%
     8,000     Waters Corp.*                                            283,920
                                                                   ------------
ELECTRICAL PRODUCTS EQUIPMENT: 3.3%
     7,400     Kla-Tencor Corp.*                                        302,364
    21,800     Lam Research Corp.*                                      413,328
     9,700     Novellus Systems, Inc.*                                  320,391
     6,500     Teradyne, Inc.*                                          149,825
                                                                   ------------
                                                                      1,185,908
                                                                   ------------
ELECTRONIC COMPONENTS: 1.5%
    24,900        Jabil Circuit, Inc.*                                  527,880
                                                                   ------------
FINANCIAL SERVICES: 2.2%
     9,900     AmeriCredit Corp.*                                       153,450
    11,900     Metris Companies, Inc.                                   192,899
     5,300     USA Education, Inc. (AKA Sallie Mae)                     432,268
                                                                   ------------
                                                                        778,617
                                                                   ------------
GAS DISTRIBUTORS: 0.7%
     5,200     Kinder Morgan, Inc.                                      258,076
                                                                   ------------
HOSPITAL/NURSING MANAGEMENT: 2.6%
    22,100     Manor Care, Inc.*                                        516,256
     7,400     Tenet Healthcare Corp.*                                  425,648
                                                                   ------------
                                                                        941,904
                                                                   ------------
INTERNET SOFTWARE/SERVICES: 0.9%
    19,200     Siebel Systems, Inc.*                                    313,536
                                                                   ------------
MANAGED HEALTH CARE/HMO: 2.2%
     7,600     Anthem, Inc.                                             318,288
    17,800     First Health Group Corp.*                                480,600
                                                                   ------------
                                                                        798,888
                                                                   ------------
MEDICAL DISTRIBUTORS: 2.1%
    11,700     AmerisourceBergen Corp.*                                 743,652
                                                                   ------------
MEDICAL SPECIALTIES: 3.8%
    28,600     Biomet, Inc.                                             872,300
    17,900     Cytyc Corp.*                                             469,338
                                                                   ------------
                                                                      1,341,638
                                                                   ------------
OTHER CONSUMER SERVICES: 0.8%
     7,250     Apollo Group, Inc. - Class A*                            294,713
                                                                   ------------
PACKAGED SOFTWARE: 2.7%
    11,500     Macrovision Corp.*                                       283,015
    13,750     Mercury Interactive Corp.*                               327,525
    24,000     Peregrine Systems, Inc.*                                 346,560
                                                                   ------------
                                                                        957,100
                                                                   ------------
PHARMACEUTICAL - GENERIC: 0.5%
     8,575     IVAX Corp.*                                              176,216
                                                                   ------------
PHARMACEUTICAL - OTHER: 4.7%
     9,300     Allergan, Inc.                                           667,647
    12,916     King Pharmaceuticals, Inc.*                              503,595
     8,050     Teva Pharmaceutical Industries Ltd. ADR                  497,490
                                                                   ------------
                                                                      1,668,732
                                                                   ------------
RECREATIONAL PRODUCTS: 1.5%
    10,600     Electronic Arts, Inc.*                                   545,476
                                                                   ------------

See accompanying Notes to Financial Statements.

                              PIC MID CAP PORTFOLIO

Shares                                                                Value
--------------------------------------------------------------------------------
SEMICONDUCTORS: 7.8%
    23,000     Chartered Semiconductor Manufacturing Ltd.*         $    449,880
    38,000     Conexant Systems, Inc.*                                  385,700
    10,200     Intersil Holding Corp.*                                  334,050
    16,200     Micrel, Inc.*                                            407,430
     8,550     Microchip Technology, Inc.*                              266,931
     4,800     Nvidia Corp*                                             205,728
    24,700     Triquint Semiconductor, Inc.*                            436,696
     9,700     Xilinx, Inc.*                                            295,074
                                                                   ------------
                                                                      2,781,489
                                                                   ------------
SERVICES TO HEALTH INDUSTRY: 2.4%
    10,800     Express Scripts, Inc. - Class A*                         442,152
     4,900     Laboratory Corp. Of America Holdings*                    422,380
                                                                   ------------
                                                                        864,532
                                                                   ------------
SPECIALTY INSURANCE: 4.3%
    10,000     AMBAC Financial Group, Inc.                              480,000
    18,200     HCC Insurance Holdings, Inc.                             500,318
    10,000     PMI Group, Inc. (The)                                    554,500
                                                                   ------------
                                                                      1,534,818
                                                                   ------------
SPECIALTY STORES: 1.9%
     7,400     Barnes & Noble, Inc.*                                    271,950
    16,400     Bed Bath & Beyond, Inc.*                                 410,984
                                                                   ------------
                                                                        682,934
                                                                   ------------
TELECOM EQUIPMENT: 1.0%
    17,700     RF Micro Devices, Inc.*                                  361,788
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $26,109,659)                                                 24,974,279
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS: 2.6%
$  465,949     Temporary Investment Fund Inc. - Temp Cash          $    465,949
   465,949     Temporary Investment Fund Inc. - Temp Fund               465,949
                                                                   ------------
                                                                        931,898
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
  (cost $931,898)                                                       931,898
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $27,041,557): 72.3%                                          25,906,177
                                                                   ------------
OTHER ASSETS: 53.1%
  Collateral for securities loaned, at fair value (Note 2)            7,996,829
  Receivables:
    Shares of beneficial interests sold                               9,979,257
    Securities sold                                                   1,021,391
    Dividends and Interest                                                3,762
  Prepaid Insurance                                                       3,439
                                                                   ------------
    Total Other Assets                                               19,004,678
                                                                   ------------
TOTAL ASSETS                                                         44,910,855
                                                                   ------------
LIABILITIES: (25.4%)
  Payables:
    Collateral for securities loaned (Note 2)                         7,996,829
    Securities purchased                                                924,536
    Shares of beneficial interests redeemed                              23,486
    Due to Advisor (Note 3)                                               7,277
  Deferred trustees' compensation (Note 3)                               10,658
  Accrued expenses                                                      121,751
                                                                   ------------
    Total Liabilities                                                 9,084,537
                                                                   ------------

NET ASSETS: 100.0%                                                 $ 35,826,318
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

STATEMENT OF NET ASSETS at October 31, 2001

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.9%
AEROSPACE & DEFENSE: 0.1%
    10,400     EDO Corp. $                                              280,280
                                                                   ------------
AIRLINES: 1.5%
    39,565     Ryanair Holdings PLC ADS*                              1,849,268
    70,800     Skywest, Inc.                                          1,295,640
                                                                   ------------
                                                                      3,144,908
                                                                   ------------
APPAREL/FOOTWEAR: 0.6%
    22,300     Chico's FAS, Inc.*                                       579,800
    23,650     Christopher & Banks Corp.*                               779,267
                                                                   ------------
                                                                      1,359,067
                                                                   ------------
BANKS: 3.9%
    50,400     BankUnited Financial Corp. - Class A*                    735,840
    44,200     City National Corp.                                    1,812,200
    30,200     Commerce Bancorp, Inc.                                 2,204,600
    41,250     Flagstar Bancorp, Inc.                                 1,033,313
    95,000     UCBH Holdings, Inc.                                    2,755,000
                                                                   ------------
                                                                      8,540,953
                                                                   ------------
BIOTECHNOLOGY: 8.6%
    30,700     Affymetrix, Inc.*                                        922,535
    62,000     Charles River Laboratories International, Inc.*        2,083,200
    37,400     Cubist Pharmaceuticals, Inc.*                          1,507,220
    56,300     Durect Corp.*                                            416,620
    40,800     Enzon, Inc.*                                           2,523,480
     4,400     Genencor International, Inc.*                             55,044
    43,300     ILEX Oncology, Inc.*                                   1,130,563
    30,200     Invitrogen Corp.*                                      1,852,468
    51,900     Medarex, Inc.*                                         1,069,140
   107,300     Medicines Co.*                                           754,319
    50,000     Myriad Genetics, Inc.*                                 2,300,000
    75,600     Scios, Inc.*                                           1,746,360
    34,400     Transkaryotic Therapies, Inc.*                         1,309,264
    64,900     Visible Genetics, Inc.*                                  941,699
                                                                   ------------
                                                                     18,611,912
                                                                   ------------
BROADCASTING: 2.0%
   131,200     Emmis Communications Corp. - Class A*                  1,777,760
    51,400     Entercom Communications Corp. - Class A*               1,732,180
    53,900     Hispanic Broadcasting Corp. - Class A*                   903,364
                                                                   ------------
                                                                      4,413,304
                                                                   ------------
BUILDING PRODUCTS: 0.3%
    21,000     American Woodmark Corp.                                  725,760
                                                                   ------------
CABLE/SATELLITE TELEVISION: 0.8%
    79,500     Insight Communications Co., Inc.*                      1,629,750
                                                                   ------------
CHEMICAL AGRICULTURAL: 0.1%
    59,300     Eden Bioscience Corp.*                                   281,675
                                                                   ------------
COMPUTER COMMUNICATIONS: 2.2%
    97,869     Alvarion Ltd.*                                           247,609
    70,800     Emulex Corp.*                                          1,676,544
   137,250     Finisar Corp.*                                         1,073,295
   122,500     McData Corp. - Class A*                                1,801,975
                                                                   ------------
                                                                      4,799,423
                                                                   ------------
CONTRACT DRILLING: 0.4%
    67,100     Pride International, Inc.*                               862,906
                                                                   ------------
DATA PROCESSING SERVICES: 0.8%
    21,000     Bisys Group, Inc.*                                     1,092,420
    37,700     TALX Corp.                                               640,900
                                                                   ------------
                                                                      1,733,320
                                                                   ------------
DISCOUNT STORES: 1.6%
    98,100     99 Cents Only Stores, Inc.*                            3,487,437
                                                                   ------------
DRUGSTORE CHAINS: 0.7%
    48,400     Duane Reade, Inc.*                                     1,448,128
                                                                   ------------
ELECTRICAL PRODUCTS: 1.3%
    85,600     O2Micro International Ltd.*                            1,231,784
    56,200     Wilson Greatbatch Technologies, Inc.*                  1,615,750
                                                                   ------------
                                                                      2,847,534
                                                                   ------------
ELECTRICAL PRODUCTS EQUIPMENT: 4.7%
     8,100     Advanced Energy Industries, Inc.*                        162,729
   102,500     ASM International, N.V.*                               1,630,775
    88,400     Axcelis Technologies, Inc.*                            1,158,924
    36,200     Brooks Automation, Inc.*                               1,168,536
    84,200     Credence Systems Corp.*                                1,145,120
    57,300     EMCORE Corp.*                                            639,468
    34,300     FEI Co.*                                                 925,414
    45,350     LTX Corp.*                                               746,461
    55,700     Nanometrics, Inc.*                                     1,105,645
    35,950     Rudolph Technologies, Inc.*                              909,535
    21,500     Varian Semiconductor Equipment Associates, Inc.*         645,860
                                                                   ------------
                                                                     10,238,467
                                                                   ------------
ELECTRONICS/APPLIANCE: 1.1%
    73,300     Electronics Boutique Holdings Corp.*                   2,275,965
                                                                   ------------

See accompanying Notes to Financial Statements

                             PIC SMALL CAP PORTFOLIO

Shares                                                                Value
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS: 1.9%
   155,300     Kopin Corp.*                                        $  1,955,227
    47,100     Pemstar, Inc.*                                           588,750
    61,700     Plexus Corp.*                                          1,542,500
                                                                   ------------
                                                                      4,086,477
                                                                   ------------
ELECTRONIC EQUIPMENT/INSTRUMENTS: 1.4%
    19,200     Kronos, Inc.*                                          1,101,888
    16,900     NYFIX, Inc.*                                             300,820
    52,750     Optimal Robotics Corp.*                                1,555,070
                                                                   ------------
                                                                      2,957,778
                                                                   ------------
ENVIRONMENTAL SERVICES: 1.2%
    90,325     Waste Connections, Inc.*                               2,639,296
                                                                   ------------
FINANCIAL SERVICES: 0.9%
    53,000     AmeriCredit Corp.*                                       821,500
    74,700     Metris Companies, Inc.                                 1,210,887
                                                                   ------------
                                                                      2,032,387
                                                                   ------------
FOOD: 0.5%
    23,500     Flowers Foods, Inc.*                                     975,250
                                                                   ------------
FOOD DISTRIBUTORS: 1.2%
    19,000     Nash-Finch Co.                                           437,950
    75,040     Performance Food Group Co., Inc.*                      2,205,426
                                                                   ------------
                                                                      2,643,376
                                                                   ------------
HOSPITAL/NURSING MANAGEMENT: 3.3%
    84,150     Amsurg Corp.*                                          2,055,784
   114,700     Beverly Enterprises, Inc.*                               859,103
    51,200     Community Health Systems*                              1,280,000
    56,300     LifePoint Hospitals, Inc.*                             1,755,434
    39,900     Sunrise Assisted Living, Inc.*                         1,192,611
                                                                   ------------
                                                                      7,142,932
                                                                   ------------
INDUSTRIAL SPECIALTIES: 0.3%
    14,300     Intermagnetics General Corp.*                            412,269
    10,300     Symyx Technologies, Inc.*                                161,607
                                                                   ------------
                                                                        573,876
                                                                   ------------
INFORMATION TECHNOLOGY SERVICES: 1.4%
    78,300     Henry Jack & Associates, Inc.                          1,930,878
    41,100     National Instruments Corp.*                            1,184,091
                                                                   ------------
                                                                      3,114,969
                                                                   ------------
INSURANCE BROKERS/SERVICES: 0.4%
    28,650     Copart, Inc.*                                            840,877
                                                                   ------------
INTERNET RETAIL: 0.5%
    99,550     1-800-FLOWERS.COM, Inc.*                               1,015,410
                                                                   ------------
INTERNET SOFTWARE/SERVICES: 5.5%
    63,250     Business Objects SA ADS*                               1,733,682
   124,800     CryptoLogic, Inc.*                                     1,664,832
    65,050     Digital Insight Corp.*                                 1,083,082
    68,700     F5 Networks, Inc.*                                     1,036,683
   111,900     Interwoven, Inc. *                                       817,989
    36,900     Overture Services, Inc.*                                 972,315
    61,500     Quest Software, Inc.*                                    910,200
   128,500     Radware Ltd.*                                          1,269,580
    63,100     SonicWALL, Inc.*                                         896,020
    53,091     Webmethods, Inc.*                                        487,906
    42,700     Websense, Inc.*                                        1,037,610
                                                                   ------------
                                                                     11,909,899
                                                                   ------------
INVESTMENT COMPANIES: 0.6%
    26,200     Investors Financial Services Corp.                     1,385,980
                                                                   ------------
LIFE/HEALTH INSURANCE: 0.3%
    34,700     Scottish Annuity & Life Holdings Ltd.                    564,916
                                                                   ------------
MANAGED HEALTH CARE/HMO: 1.7%
    52,000     Coventry Health Care, Inc.*                            1,114,880
    93,500     First Health Group Corp.*                              2,524,500
                                                                   ------------
                                                                      3,639,380
                                                                   ------------
MEDICAL DISTRIBUTORS: 0.4%
    93,000     PSS World Medical, Inc.*                                 839,790
                                                                   ------------
MEDICAL SPECIALTIES: 8.1%
    50,950     ArthroCare Corp.*                                      1,006,262
    65,300     Cytyc Corp.*                                           1,712,166
    77,850     Digene Corp.*                                          2,759,783
   120,400     K-V Pharmaceutical Co. - Class A*                      3,042,508
     6,250     K-V Pharmaceutical Co. - Class B*                        176,875
   246,900     Lumenis Ltd.*                                          4,913,310
    45,100     Molecular Devices Corp.*                                 730,169
    22,400     Varian Medical Systems, Inc.*                          1,503,040
    52,650     Zoll Medical Corp.*                                    1,776,938
                                                                   ------------
                                                                     17,621,051
                                                                   ------------
MEDICAL/NURSING SERVICES: 1.6%
    62,400     Apria Healthcare Group, Inc.*                          1,435,200
    38,900     RehabCare Group, Inc.*                                   988,060
    41,150     Unilab Corp.*                                            974,432
                                                                   ------------
                                                                      3,397,692
                                                                   ------------
METAL FABRICATION: 0.4%
    29,500     Shaw Group, Inc. (The)*                                  811,250
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

Shares                                                                Value
--------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES: 2.1%
    29,400     Corporate Executive Board Co.*                      $    898,758
    41,100     CoStar Group, Inc.*                                      761,994
   141,600     DigitalThink, Inc.*                                    1,172,448
    25,600     FTI Consulting, Inc.*                                    759,040
   125,200     The Profit Recovery Group International, Inc.*           863,880
                                                                   ------------
                                                                      4,456,120
                                                                   ------------
OIL FIELD SERVICES/EQUIPMENT: 1.1%
    92,500     Core Laboratories N.V.*                                1,507,750
    51,000     Dril-Quip, Inc.*                                         870,060
                                                                   ------------
                                                                      2,377,810
                                                                   ------------
OTHER CONSUMER SERVICES: 2.3%
    27,800     Expedia, Inc.*                                           817,598
   109,400     Ticketmaster*                                          1,492,216
   102,525     University of Phoenix Online*                          2,696,408
                                                                   ------------
                                                                      5,006,222
                                                                   ------------
PACKAGED SOFTWARE: 2.3%
   169,200     Actuate Corp.*                                           702,180
    95,950     Aspen Technology, Inc.*                                1,271,338
    82,600     Informatica Corp.*                                       765,702
    72,200     Micromuse, Inc.*                                         667,850
    30,700     NetIQ, Corp.*                                            864,205
    54,100     Peregrine Systems, Inc.*                                 781,204
                                                                   ------------
                                                                      5,052,479
                                                                   ------------
PERSONAL SERVICES: 0.1%
     7,000     Cross Country, Inc.*                                     142,730
                                                                   ------------
PHARMACEUTICAL - GENERIC: 1.0%
    12,300     Barr Laboratories, Inc.   *                              895,440
    29,500     Taro Pharmaceuticals Industries ADR*                   1,241,950
                                                                   ------------
                                                                      2,137,390
                                                                   ------------
PHARMACEUTICAL - OTHER: 2.0%
    15,400     Angiotech Pharmaceuticals, Inc.*                         734,580
    70,100     Cell Therapeutics, Inc.*                               2,105,103
    27,300     Medicis Pharmaceutical Corp. - Class A*                1,574,937
                                                                   ------------
                                                                      4,414,620
                                                                   ------------
RECREATIONAL PRODUCTS: 2.5%
    72,150     Action Performance Companies, Inc.*                    1,891,052
    51,600     Activision, Inc.                                       1,865,340
    33,400     THQ, Inc.*                                             1,663,320
                                                                   ------------
                                                                      5,419,712
                                                                   ------------
RESTAURANTS: 2.2%
    62,250     California Pizza Kitchen, Inc.*                        1,119,255
    56,400     Landry's Restaurants, Inc.                               989,820
   145,325     Rare Hospitality International, Inc.*                  2,649,275
                                                                   ------------
                                                                      4,758,350
                                                                   ------------
SEMICONDUCTORS: 8.4%
    62,130     Alpha Industries, Inc.*                                1,446,386
   115,500     Cirrus Logic, Inc.*                                    1,285,515
    12,200     Elantec Semiconductor, Inc.*                             398,818
    65,750     Exar Corp.*                                            1,482,005
    24,700     Genesis Microchip, Inc.*                               1,141,387
   125,800     Integrated Circuit Systems, Inc.*                      2,139,858
   107,050     Lattice Semiconductor Corp.*                           1,873,375
    64,500     Marvell Technology Group Ltd*                          1,569,930
    58,300     Microsemi Corp.*                                       2,040,500
    60,400     Semtech Corp.*                                         2,280,100
   149,104     Triquint Semiconductor, Inc.*                          2,636,159
                                                                   ------------
                                                                     18,294,033
                                                                   ------------
SERVICES TO HEALTH INDUSTRY: 4.0%
    84,275     Accredo Health, Inc.*                                  2,875,463
    27,600     AdvancePCS*                                            1,677,252
    64,500     Covance, Inc.*                                         1,183,575
    28,000     Icon PLC*                                                773,080
    76,800     Omnicare, Inc.                                         1,526,784
    24,800     Pharmaceutical Product Development, Inc.*                661,416
                                                                   ------------
                                                                      8,697,570
                                                                   ------------
SPECIALTY INSURANCE: 2.1%
   109,800     HCC Insurance Holdings, Inc.                           3,018,402
    28,300     PMI Group, Inc. (The)                                  1,569,235
                                                                   ------------
                                                                      4,587,637
                                                                   ------------
SPECIALTY STORES: 1.1%
    79,700     Circuit City Stores, Inc. - Carmax Group*              1,458,510
    17,900     Michaels Stores, Inc.*                                   919,523
                                                                   ------------
                                                                      2,378,033
                                                                   ------------
SPECIALTY TELECOMMUNICATIONS: 0.1%
     5,200     Commonwealth Telephone Enterprises, Inc.                 222,716
                                                                   ------------
TELECOM EQUIPMENT: 2.4%
    38,400     Microtune, Inc.*                                         734,208
   124,100     Research in Motion Ltd.*                               2,017,866
   130,900     Tekelec Corp.*                                         2,513,280
                                                                   ------------
                                                                      5,265,354
                                                                   ------------

See accompanying Notes to Financial Statements.

                             PIC SMALL CAP PORTFOLIO

Shares                                                                Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS: 1.9%
    45,200     Airgate Pcs, Inc.*                                  $  2,325,992
    32,500     SBA Communications Corp.*                                266,500
    50,500     Triton PCS Holdings, Inc.*                             1,625,090
                                                                   ------------
                                                                      4,217,582
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $218,422,891)                                               212,301,733
                                                                   ------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENT: 2.7%
$2,882,394     Temporary Investment Fund Inc. - Temp Cash          $  2,882,394
 2,882,394     Temporary Investment Fund Inc. - Temp Fund             2,882,394
                                                                   ------------
                                                                      5,764,788
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
  (cost $5,764,788)                                                   5,764,788
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (cost $224,187,679): 100.6%                                       218,066,521
                                                                   ------------
OTHER ASSETS: 25.1%
  Collateral for securities loaned, at fair value (Note 2)           52,219,647
  Receivables:
    Securities sold                                                   2,067,521
    Shares of beneficial interests sold                                  48,749
    Dividends and Interest                                               37,127
  Prepaid Insurance                                                         396
  Other assets                                                           16,332
                                                                   ------------
    Total Other Assets                                               54,389,772
                                                                   ------------

TOTAL ASSETS                                                        272,456,293
                                                                   ------------
LIABILITIES: (25.7%)
  Payables:
    Collateral for securities loaned (Note 2)                      $ 52,219,647
    Securities purchased                                              3,045,277
    Shares of beneficial interests redeemed                              91,572
    Due to Advisor (Note 3)                                             157,710
  Deferred trustees' compensation (Note 3)                               58,336
  Accrued expenses                                                       69,003
                                                                   ------------
    Total Liabilities                                                55,641,545
                                                                   ------------

NET ASSETS: 100.0%                                                 $216,814,748
                                                                   ============

* Non-income producing security.
ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2001

                                                        BALANCED         GROWTH           MID CAP         SMALL CAP
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Income
    Dividends (Net of foreign taxes of $1,606,
       $9,538, $812, and $0, respectively) ......    $      44,341    $     379,332    $      24,707    $     132,283
    Interest ....................................          704,723          265,784           91,719          832,528
    Income from securities loaned - net .........               --           12,038            4,621           45,431
                                                     -------------    -------------    -------------    -------------
            Total Income ........................          749,064          657,154          121,047        1,010,242
                                                     -------------    -------------    -------------    -------------
  Expenses
    Investment advisory fees (Note 3) ...........          148,400          897,486          227,461        1,975,820
    Administration fees (Note 3) ................           24,733          112,186           45,625          246,977
    Audit fees ..................................           17,305           20,009           13,502           22,503
    Insurance expense ...........................              866            5,301               --            7,666
    Accounting services fees ....................           64,289           68,164           64,277           92,904
    Legal fees ..................................            2,500            9,001            2,000           19,998
    Custodian fees ..............................           23,568           40,326           26,865           83,951
    Trustee fees (Note 3) .......................           (5,260)         (15,492)           2,660              518
    Miscellaneous ...............................            8,000            6,001            3,951           15,506
                                                     -------------    -------------    -------------    -------------
    Total expenses ..............................          284,401        1,142,982          386,341        2,465,843
      Add: expenses recouped (Note 3) ...........               --               --               --            3,931
      Less: fees waived (Note 3) ................          (86,535)         (21,125)         (93,892)              --
                                                     -------------    -------------    -------------    -------------
      Net expenses ..............................          197,866        1,121,857          292,449        2,469,774
                                                     -------------    -------------    -------------    -------------
           NET INVESTMENT INCOME (LOSS) .........          551,198         (464,703)        (171,402)      (1,459,532)
                                                     -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ..............       (5,887,752)     (40,278,035)     (10,681,393)     (45,061,849)
  Net unrealized depreciation on investments            (4,444,127)     (41,913,464)     (10,207,608)     (71,069,076)
                                                     -------------    -------------    -------------    -------------
    Net realized and unrealized loss
      on investments ............................      (10,331,879)     (82,191,499)     (20,889,001)    (116,130,925)
                                                     -------------    -------------    -------------    -------------
         NET DECREASE IN NET ASSETS
           RESULTING FROM OPERATIONS ............    $  (9,780,681)   $ (82,656,202)   $ (21,060,403)   $(117,590,457)
                                                     =============    =============    =============    =============

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       BALANCED                               GROWTH
                                                                       PORTFOLIO                             PORTFOLIO
                                                          -----------------------------------   ------------------------------------
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2001   OCTOBER 31, 2000   OCTOBER 31, 2001    OCTOBER 31, 2000
                                                          ----------------   ----------------   ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss) .........................    $     551,198      $     662,967      $    (464,703)     $  (1,114,344)
  Net realized gain (loss) on investments ..............       (5,887,752)         3,318,415        (40,278,035)        38,535,191
  Net unrealized appreciation (depreciation)
    on investments .....................................       (4,444,127)            90,680        (41,913,464)       (17,116,729)
                                                            -------------      -------------      -------------      -------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .....................       (9,780,681)         4,072,062        (82,656,202)        20,304,118
                                                            -------------      -------------      -------------      -------------
TRANSACTIONS IN INTERESTS
  Contributions by Holders .............................        3,263,954          7,065,356         28,581,152         26,934,456
  Withdrawals by Holders ...............................      (11,668,481)        (6,909,725)       (51,041,080)       (38,602,035)
                                                            -------------      -------------      -------------      -------------
  Net increase (decrease) in net assets
    resulting from transactions in interests ...........       (8,404,527)           155,631        (22,459,928)       (11,667,579)
                                                            -------------      -------------      -------------      -------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .........      (18,185,208)         4,227,693       (105,116,130)         8,636,539

NET ASSETS

  Beginning of year ....................................       37,103,783         32,876,090        190,941,798        182,305,259
                                                            -------------      -------------      -------------      -------------
  END OF YEAR ..........................................    $  18,918,575      $  37,103,783      $  85,825,668      $ 190,941,798
                                                            =============      =============      =============      =============

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        MID CAP                              SMALL CAP
                                                                       PORTFOLIO                             PORTFOLIO
                                                         ------------------------------------    -----------------------------------
                                                             YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                          OCTOBER 31, 2001   OCTOBER 31, 2000    OCTOBER 31, 2001   OCTOBER 31, 2000
                                                          ----------------   ----------------    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..................................    $    (171,402)     $    (171,425)     $  (1,459,532)     $  (2,208,291)
  Net realized gain (loss) on investments ..............      (10,681,393)         8,519,208        (45,061,849)       112,241,729
  Net unrealized appreciation (depreciation)
    on investments .....................................      (10,207,608)         6,666,487        (71,069,076)        (1,397,996)
                                                            -------------      -------------      -------------      -------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .....................      (21,060,403)        15,014,270       (117,590,457)       108,635,442
                                                            -------------      -------------      -------------      -------------
TRANSACTIONS IN INTERESTS
  Contributions by Holders .............................       25,706,216         23,917,376         97,924,148        157,460,067
  Withdrawals by Holders ...............................      (15,706,799)        (4,708,081)       (64,445,411)      (219,931,942)
                                                            -------------      -------------      -------------      -------------
  Net increase (decrease) in net assets
    resulting from transactions in interests ...........        9,999,417         19,209,295         33,478,737        (62,471,875)
                                                            -------------      -------------      -------------      -------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS .........      (11,060,986)        34,223,565        (84,111,720)        46,163,567

NET ASSETS
  Beginning of year ....................................       46,887,304         12,663,739        300,926,468        254,762,901
                                                            -------------      -------------      -------------      -------------
  END OF YEAR ..........................................    $  35,826,318      $  46,887,304      $ 216,814,748      $ 300,926,468
                                                            =============      =============      =============      =============

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

SELECTED RATIO DATA

                                               BALANCED PORTFOLIO
                                 ----------------------------------------------
                                             YEAR ENDED OCTOBER 31,
                                 ----------------------------------------------
                                  2001      2000      1999      1998      1997
                                 ------    ------    ------    ------    ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .........    0.80%     0.80%     0.80%     0.80%     0.80%
  Net investment income ......    2.23%     1.76%     1.45%     1.22%     1.35%

Portfolio turnover rate ......  157.34%   206.19%   174.19%   111.47%   104.50%

* Net of fees waived of 0.35%, 0.27%, 0.28%, 0.18%, and 0.36% of average net assets, respectively.

                                               GROWTH PORTFOLIO
                                 ----------------------------------------------
                                             YEAR ENDED OCTOBER 31,
                                 ----------------------------------------------
                                  2001      2000      1999      1998      1997
                                 ------    ------    ------    ------    ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .........    1.00%     1.00%     1.00%     1.00%     1.00%
  Net investment loss ........   (0.41%)   (0.53%)   (0.49%)   (0.32%)   (0.13%)

Portfolio turnover rate ......  105.02%   148.85%    80.34%    81.06%    67.54%

* Net of fees waived of 0.02%, 0.00%, 0.00%, 0.02%, and 0.05% of average net assets, respectively.

                                                MID CAP PORTFOLIO
                                 ----------------------------------------------
                                   YEAR ENDED OCTOBER 31,       DEC. 31, 1997**
                                 --------------------------        THROUGH
                                  2001      2000      1999      OCT. 31, 1998
                                 ------    ------    ------    ----------------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .........    0.90%     0.90%     0.90%          0.90%+
  Net investment loss ........   (0.53%)   (0.53%)   (0.53%)        (0.29%)+

Portfolio turnover rate ......  148.64%   185.88%   144.64%        166.89%^

+    Annualized.
^    Not annualized.
**   Commencement of operations.
* Net of fees waived of 0.29%, 0.32%, 1.58%, and 2.07% of average net assets, respectively.

                                              SMALL CAP PORTFOLIO
                                 ----------------------------------------------
                                             YEAR ENDED OCTOBER 31,
                                 ----------------------------------------------
                                  2001      2000      1999      1998      1997
                                 ------    ------    ------    ------    ------
RATIOS TO AVERAGE NET ASSETS:*
  Operating expenses .........    1.00%     1.00%     1.00%     1.00%     1.00%
  Net investment loss ........   (0.59%)   (0.64%)   (0.79%)   (0.68%)   (0.49%)

Portfolio turnover rate ......   99.00%   143.39%   133.24%    81.75%   151.52%

* Net of fees waived of 0.00%, 0.00%, 0.00%, 0.01%, and 0.01% of average net assets, respectively.

See accompanying Notes to Financial Statements.

                                 PIC PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1 - ORGANIZATION

PIC Balanced and Growth Portfolios were organized on December 11, 1991, PIC Mid Cap Portfolio was organized on December 31, 1997, and PIC Small Cap Portfolio was organized on March 22, 1993 as separate trusts under the laws of the State of New York (each a "Portfolio" and collectively the "Portfolios"). The beneficial interests in each Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolios are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. Each Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. SECURITIES LOANS. Each Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

3 - TRANSACTIONS WITH AFFILIATES

Each Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company Administration, LLC) pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Portfolios. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolios and furnish office facilities.

PIC receives from Balanced Portfolio an investment advisory fee at the annual rate of 0.60% of its average daily net assets, 0.80% from the Growth Portfolio, 0.70% from the Mid Cap Portfolio, and 0.80% from the Small Cap Portfolio. In addition, PIC has voluntarily agreed to limit the expenses of the Balanced Portfolio to 0.80% of its average net assets, 1.00% for the Growth Portfolio, 0.90% for the Mid Cap Portfolio, and 1.00% for the Small Cap Portfolio.

Fees waived, expenses reimbursed and recouped by PIC for the year ended October 31, 2001 were as follows:

                                     Fees         Expenses
                                    Waived        Recouped
                                    -------       --------
     Balanced Portfolio             $86,535       $    --
     Growth Portfolio                21,125            --
     Mid Cap Portfolio               93,892            --
     Small Cap Portfolio                 --         3,931

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolios are as follows:

     Balanced Portfolio            $279,676
     Growth Portfolio                30,141
     Mid Cap Portfolio              331,392
     Small Cap Portfolio              3,878

                                 PIC PORTFOLIOS

At October 31, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                   October 31,
                                      ------------------------------------
                                        2002          2003          2004
                                      --------      --------      --------
     Balanced Portfolio               $ 90,404      $102,737      $ 86,535
     Growth Portfolio                    7,147         1,869        21,125
     Mid Cap Portfolio                 132,580       104,920        93,892
     Small Cap Portfolio                 3,878            --            --

U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of the average daily net assets of each Portfolio subject to an annual minimum of $45,000 (except for Balanced Portfolios, which has no minimum). Fees paid to U.S. Bancorp for the year ended October 31, 2001 are stated in the respective Portfolios' Statement of Operations.

On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value, which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

For the year ended October 31, 2001, the change in the value of the phantom share account included unrealized depreciation as follows:

                                                               Unrealized
                                                              Depreciation
                                                              ------------
     Balanced Portfolio                                          $17,142
     Growth Portfolio                                             33,185
     Mid Cap Portfolio                                             3,242
     Small Cap Portfolio                                          17,226

4 - INVESTMENT TRANSACTIONS

Each Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolios, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolios in the case of default of any securities borrower.

At October 31, 2001, each Portfolio loaned equity securities having a fair value and received cash collateral for the loan as follows:

                                          Fair Value
                                     of Securities Loaned      Collateral
                                     --------------------     -----------
     Growth Portfolio                     $28,195,793         $29,142,270
     Mid Cap Portfolio                      7,737,905           7,996,829
     Small Cap Portfolio                   50,568,264          52,219,647

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the year ended October 31, 2001 were as follows:

                                            Purchases            Sales
                                          ------------       ------------
     Balanced Portfolio                   $ 37,241,680       $ 46,420,006
     Growth Portfolio                      114,406,598        138,258,812
     Mid Cap Portfolio                      49,767,959         46,235,283
     Small Cap Portfolio                   270,494,660        231,614,184

The Balanced Portfolio purchased $9,127,090 and sold $14,476,644 of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Growth, Mid Cap, and Small Cap Portfolios.

                                 PIC PORTFOLIOS

The aggregate gross unrealized appreciation and depreciation of investment securities at October 31, 2001, based on their cost for federal income tax purposes, were as follows:

                                   Tax            Gross           Gross
                                 Cost of       Unrealized      Unrealized
                               Investments    Appreciation    Depreciation
                               -----------    ------------    ------------
     Balanced Portfolio       $ 19,381,150    $  1,140,878    $ (1,803,125)
     Growth Portfolio           84,827,907       5,984,359     (13,950,895)
     Mid Cap Portfolio          27,898,519       1,943,187      (3,935,529)
     Small Cap Portfolio       226,344,871      31,332,385     (39,610,735)

                                 PIC PORTFOLIOS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of and the Holders of Interests in:

PIC Balanced Portfolio
PIC Growth Portfolio
PIC Mid Cap Portfolio
PIC Small Cap Portfolio

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio (the "Portfolios") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the selected ratio data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected ratio data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion. The selected ratio data for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
December 4, 2001

WHY PROVIDENT?

ORGANIZATION

     *    A depth of experience and commitment to excellence
     *    Team structure

GROWTH PHILOSOPHY

     *    A time-proven approach
     *    Style consistency

PROCESS

     *    Creative, disciplined, and consistent

CLIENT FOCUSED

     *    Proactive and individualized

PERFORMANCE

     *    A proven long-term record

BENCHMARK DESCRIPTIONS

S&P 500

     The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX

     The Lehman Brothers Government/Credit Bond Index is composed of all public issues, non-convertible, domestic debt of the U.S. Government or an agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization.

RUSSELL 1000 GROWTH INDEX

     The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower divided yields, and higher forecasted growth values than the value universe.

RUSSELL MIDCAP GROWTH INDEX

     The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-size universe of securities and represents approximately 34% of the Russell 1000 Index's total market capitalization. The Russell Midcap Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower divided yields, and higher forecasted growth values than the value universe.

RUSSELL 2000 GROWTH INDEX

     The Russell 2000 Growth Index consists of the smallest 2,000 securities in the Russell 3000 Index, represents approximately 10% of the Russell 3000 Index's total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than-average growth orientation.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEE AND OFFICERS - P*I*C INVESTMENT TRUST
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEE AND OFFICERS - P*I*C PORTFOLIOS
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue, PH Suite
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP

This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2001, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                         Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com